   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 29, 2000


                                         SECURITIES ACT REGISTRATION NO. 2-75128
                                INVESTMENT COMPANY ACT REGISTRATION NO. 811-3336
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933                        / /

                          PRE-EFFECTIVE AMENDMENT NO.                        / /


                        POST-EFFECTIVE AMENDMENT NO. 27                      /X/


                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                                                             / /

                                AMENDMENT NO. 28                             /X/

                        (Check appropriate box or boxes)
                            ------------------------

                          PRUDENTIAL EQUITY FUND, INC.
               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
              (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7525

                         MARGUERITE E.H. MORRISON, ESQ.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

               (Name and Address of Agent for Service of Process)

                 Approximate date of proposed public offering:

                   As soon as practicable after the effective
                      date of the Registration Statement.

             It is proposed that this filing will become effective
                            (check appropriate box):

                       / / immediately upon filing pursuant to paragraph (b)


                       /X/ on March 1, 2000 pursuant to paragraph (b)


                       / / 60 days after filing pursuant to paragraph (a)(1)

                       / / on (date) pursuant to paragraph (a)(1)

                       / / 75 days after filing pursuant to paragraph (a)(2)

                       / / on (date) pursuant to paragraph (a)(2) of Rule 485

                           If appropriate, check the following box:

                       / / this post-effective amendment designates a new
                           effective date for a previously filed post-effective amendment.

    Title of Securities Being Registered...Shares of Common Stock, par value $.01 per share.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 [PRUDENTIAL LOGO]

                                                    PROSPECTUS     MARCH 1, 2000


   Prudential
   Equity Fund, Inc.
     FUND TYPE Stock
     OBJECTIVE Long-term growth of capital

As with all mutual funds, the
Securities and Exchange
Commission has not approved or
disapproved the Fund's shares nor
has the SEC determined that this
prospectus is complete or
accurate. It is a criminal
offense to state otherwise.

TABLE OF CONTENTS
-------------------------------------


1       RISK/RETURN SUMMARY
1       Investment Objective and Principal Strategies
1       Principal Risks
2       Evaluating Performance
3       Fees and Expenses

5       HOW THE FUND INVESTS
5       Investment Objective and Policies
6       Other Investments and Strategies
9       Investment Risks

12      HOW THE FUND IS MANAGED
12      Board of Directors
12      Manager
12      Investment Adviser
12      Portfolio Manager
13      Distributor

14      FUND DISTRIBUTIONS AND TAX ISSUES
14      Distributions
15      Tax Issues
16      If You Sell or Exchange Your Shares

18      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
18      How to Buy Shares
26      How to Sell Your Shares
30      How to Exchange Your Shares

32      FINANCIAL HIGHLIGHTS
32      Class A Shares
33      Class B Shares
34      Class C Shares
35      Class Z Shares

36      THE PRUDENTIAL MUTUAL FUND FAMILY

        FOR MORE INFORMATION (Back Cover)


-------------------------------------------------------------------
PRUDENTIAL EQUITY FUND, INC.                  [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------


This section highlights key information about the PRUDENTIAL EQUITY FUND, INC., which we refer to as "the Fund." Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is LONG-TERM GROWTH OF CAPITAL. This means we seek investments whose price will increase over several years. We normally invest at least 65% of the Fund's total assets in the common stock of major, established companies that we believe are in sound financial condition and have the potential for price appreciation greater than broadly-based stock indexes.


    We also may invest in equity-related securities such as preferred stock and convertible securities. We may use derivatives for hedging or to improve the Fund's returns. While we make every effort to achieve our objective, we can't guarantee success.


PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in common stock, there is the risk that the price of particular stocks we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. The Fund's holdings can vary significantly from broad stock market indexes. As a result, the Fund's performance can deviate from the performance of these indexes.


    Some of our investment strategies--such as using derivatives-- involve above-average risks. The Fund may use risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred.


    Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."

    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

-------------------------------------------------------------------
WE'RE VALUE INVESTORS
In deciding which stocks to buy, we use what is known as a value investment style. That is, we invest in stocks that we believe are undervalued, given the company's earnings, assets, cash flow and dividends. We consider selling a security if it has increased in value to the point where we no longer consider it to be undervalued.
-------------------------------------------------------------------
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

EVALUATING PERFORMANCE

A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Fund will achieve similar results in the future.


ANNUAL RETURNS* (CLASS B SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990                                          -4.28%
1991                                          23.55%
1992                                          12.72%
1993                                          21.13%
1994                                           1.60%
1995                                          30.62%
1996                                          17.14%
1997                                          23.05%
1998                                           7.55%
1999                                          11.69%
BEST QUARTER: 17.97% (1st quarter of 1991)
WORST QUARTER: -15.48% (3rd quarter of 1998)

* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN.


  AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-99)



                              1 YR         5 YRS         10 YRS          SINCE INCEPTION
  Class A shares              6.87%        17.37%           N/A       14.96% (since 1-22-90)
  Class B shares              6.69%        17.61%        14.00%       16.17% (since 3-15-82)
  Class C shares              9.57%        17.48%           N/A       16.04% (since 8-1-94)
  Class Z shares             12.81%           N/A           N/A       15.37% (since 3-1-96)
  S&P 500(2)                 21.03%        28.54%        18.19%       N/A(2)
  Lipper Average(3)           7.78%        18.48%        13.26%       N/A(3)



1                       THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND
                        EXPENSES. WITHOUT THE DISTRIBUTION AND SERVICE (12B-1) FEE
                        WAIVER FOR CLASS A SHARES, THE RETURNS WOULD HAVE BEEN
                        LOWER.
2                       THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (S&P
                        500)--AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S.
                        COMPANIES--GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE
                        PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY
                        SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND. THESE
                        RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES
                        CHARGES AND OPERATING EXPENSES. S&P 500 RETURNS SINCE THE
                        INCEPTION OF EACH CLASS ARE 19.18% FOR CLASS A, 19.30% FOR
                        CLASS B, 26.42% FOR CLASS C AND 26.22% FOR CLASS Z SHARES.
                        SOURCE: LIPPER INC.
3                       THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL
                        MUTUAL FUNDS IN THE LIPPER MULTI-CAP VALUE FUNDS CATEGORY
                        AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. AGAIN,
                        THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF
                        SALES CHARGES. LIPPER RETURNS SINCE THE INCEPTION OF EACH
                        CLASS ARE 14.07% FOR CLASS A, 15.26% FOR CLASS B, 16.94% FOR
                        CLASS C AND 14.71% FOR CLASS Z SHARES. SOURCE: LIPPER INC.


-------------------------------------------------------------------
2  PRUDENTIAL EQUITY FUND, INC.                            [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Fund--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."


  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 CLASS A    CLASS B    CLASS C    CLASS Z
  Maximum sales charge (load) imposed on
   purchases (as a percentage of offering
   price)                                             5%       None         1%       None
  Maximum deferred sales charge (load) (as a
   percentage of the lower of original purchase
   price or sale proceeds)                          None      5%(2)      1%(3)       None
  Maximum sales charge (load) imposed on
   reinvested dividends and other distributions     None       None       None       None
  Redemption fees                                   None       None       None       None
  Exchange fee                                      None       None       None       None

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                                 CLASS A    CLASS B    CLASS C    CLASS Z
  Management fees                                   .46%       .46%       .46%       .46%
  + Distribution and service (12b-1) fees        .30%(4)      1.00%      1.00%       None
  + Other expenses                                  .15%       .15%       .15%       .15%
  = Total annual Fund operating expenses            .91%      1.61%      1.61%       .61%
  - Waivers and/or reimbursements                   .05%       None       None       None
  = NET ANNUAL FUND OPERATING EXPENSES           .86%(4)      1.61%      1.61%       .61%



1                       YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR
                        PURCHASES AND SALES OF SHARES.
2                       THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B
                        SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH
                        YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO
                        CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
3                       THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN
                        18 MONTHS OF PURCHASE.
4                       FOR THE FISCAL YEAR ENDING 12-31-00, THE DISTRIBUTOR OF THE
                        FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND
                        SERVICE (12B-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE
                        AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.


--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                      1 YR       3 YRS       5 YRS       10 YRS
  Class A shares                                        $583        $771        $974      $1,559
  Class B shares                                        $664        $808        $976      $1,636
  Class C shares                                        $362        $603        $967      $1,992
  Class Z shares                                        $ 62        $195        $340       $ 762


You would pay the following expenses on the same investment if you did not sell your shares:


                                                      1 YR       3 YRS       5 YRS       10 YRS
  Class A shares                                        $583        $771        $974      $1,559
  Class B shares                                        $164        $508        $876      $1,636
  Class C shares                                        $262        $603        $967      $1,992
  Class Z shares                                        $ 62        $195        $340       $ 762


-------------------------------------------------------------------
4  PRUDENTIAL EQUITY FUND, INC.                            [LOGO] (800) 225-1852

HOW THE FUND INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is LONG-TERM GROWTH OF CAPITAL. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success.

    In pursuing our objective, we normally invest at least 65% of the Fund's total assets in the COMMON STOCK OF MAJOR, ESTABLISHED COMPANIES. These are companies that we believe are in sound financial condition and have the potential for price appreciation greater than broadly-based stock indexes. This means that we focus on stocks that we believe will increase in value more than the average value increase of the stocks that make up the Standard & Poor's 500 Composite Stock Price Index or similar indexes.


    Although we buy common stock of major, established companies, these companies may be small, medium or large capitalization companies. In addition to buying common stocks, we may invest in other equity-related securities. These include nonconvertible preferred stock; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts (REITs); American Depositary Receipts (ADRs); and similar securities.


    We also may buy convertible securities. These are securities--like bonds, corporate notes and preferred stocks--that we can convert into the company's common stock or some other equity security. Generally, we consider selling a security when it has increased in value to the point where it is no longer undervalued in the opinion of the investment adviser.


    For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.


-------------------------------------------------------------------
WE USE A CONTRARIAN APPROACH
To achieve our value investment strategy, we generally take a strong contrarian approach to investing. In other words, we usually buy securities that are out of favor and that many other investors are selling, and we attempt to invest in companies and industries before other investors recognize their true value. Using these guidelines, we focus on long-term performance, not short-term gain.
-------------------------------------------------------------------
--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

    The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.


OTHER INVESTMENTS AND STRATEGIES


In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.



SHORT-TERM DEBT OBLIGATIONS, INCLUDING MONEY MARKET INSTRUMENTS


We may invest in investment-grade short-term debt obligations (such as those rated A-2/Prime-2 or above by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., respectively), including money market instruments. Money market instruments include the commercial paper of U.S. corporations, the obligations of U.S. banks (including foreign branches), certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies or a foreign government. Generally, debt obligations provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks.



FOREIGN SECURITIES


We may invest up to 30% of the Fund's total assets in FOREIGN SECURITIES, including stocks and other equity-related securities, fixed-income securities and money market instruments. For purposes of the 30% limit, we do not consider ADRs and other similar receipts or shares to be foreign securities.


TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Fund's assets when the equity markets are unstable.

REPURCHASE AGREEMENTS

The Fund also may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund.

-------------------------------------------------------------------
6  PRUDENTIAL EQUITY FUND, INC.                            [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------


DERIVATIVE STRATEGIES


We may use various derivative strategies to try to improve the Fund's returns or protect its assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings.



OPTIONS. The Fund may purchase and sell put and call options on equity securities, stock indexes and foreign currencies traded on U.S. or foreign securities exchanges, on NASDAQ or in the over-the-counter market. An OPTION is the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.



FUTURES CONTRACTS AND RELATED OPTIONS
FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may purchase and sell stock index futures contracts and related options on stock index futures. The Fund also may purchase and sell futures contracts on foreign currencies and options on foreign currency futures contracts. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date at a set price.



    For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Risk Management and Return Enhancement Strategies."

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------


ADDITIONAL STRATEGIES


The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others (the Fund can lend up to 30% of the value of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, and cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

-------------------------------------------------------------------
8  PRUDENTIAL EQUITY FUND, INC.                            [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.


  INVESTMENT TYPE

% OF FUND'S TOTAL ASSETS   RISKS                          POTENTIAL REWARDS
-----------------------------------------------------------------------------------
  COMMON STOCK OF          -- Individual stocks           -- Historically, stocks
  MAJOR, ESTABLISHED            could lose value               have outperformed
  COMPANIES                -- The equity markets              other investments
  AT LEAST 65%                 could go down,                 over the long term
                               resulting in a             -- Generally, economic
                               decline in value of            growth means higher
                               the Fund's invest-             corporate profits,
                               ments                          which lead to an
                           -- Changes in economic or          increase in stock
                               political conditions,          prices, known as
                               both domestic and in-          capital appreciation
                               ternational, may
                               result in a decline
                               in value of the
                               Fund's investments
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

  INVESTMENT TYPE (CONT'D)


% OF FUND'S TOTAL ASSETS        RISKS                          POTENTIAL REWARDS
----------------------------------------------------------------------------------------
  SHORT-TERM                    -- Credit risk--the risk       -- Regular interest
  DEBT OBLIGATIONS                  that the default of             income
  UP TO 35%                         an issuer would leave      -- The U.S. government
                                    the Fund with unpaid           guarantees interest
                                    interest or                    and principal
                                    principal. The lower           payments on
                                    a bond's quality, the          certain securities
                                    higher its potential       -- High-quality debt
                                    volatility                     obligations are
                                -- Market risk--the risk           generally more secure
                                    that the market value          than stocks since
                                    of an investment may           companies must pay
                                    move up or down,               their debts before
                                    sometimes rapidly or           they pay dividends
                                    unpredictably. Market
                                    risk may affect an
                                    industry, a sector or
                                    the market as a whole
----------------------------------------------------------------------------------------
  FOREIGN SECURITIES            -- Foreign markets,            -- Investors can
  UP TO 30%                         economies and                   participate in the
                                    political systems may          growth of foreign
                                    not be as stable as            markets and companies
                                    in the U.S.                    operating in those
                                -- Currency risk --                markets
                                    changing value of          -- Changing values of
                                    foreign currencies             foreign currencies
                                    can cause losses           -- Opportunities for
                                -- May be less liquid              diversification
                                     than U.S. stocks and
                                    bonds
                                -- Differences in foreign
                                    laws, accounting
                                    standards, public
                                    information, custody
                                    and settlement
                                    practices provide
                                    less reliable
                                    information on
                                    foreign investments
                                    and involve more risk
----------------------------------------------------------------------------------------


-------------------------------------------------------------------
10  PRUDENTIAL EQUITY FUND, INC.                           [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

  INVESTMENT TYPE (CONT'D)


% OF FUND'S TOTAL ASSETS        RISKS                          POTENTIAL REWARDS
----------------------------------------------------------------------------------------
  DERIVATIVES                   -- Derivatives such as         -- The Fund could make
  PERCENTAGE VARIES                 futures, options and           money and protect
                                    foreign currency               against losses if the
                                    forward contracts              investment analysis
                                    that are used for              proves correct
                                    hedging purposes may       -- Derivatives that
                                    not fully offset the            involve leverage
                                    underlying positions           could generate
                                    and this could result          substantial gains at
                                    in losses to the Fund          low cost
                                    that would not have        -- One way to manage the
                                    otherwise occurred             Fund's risk/return
                                -- Derivatives used for            balance is by locking
                                     risk management may           in the value of an
                                    not have the intended          investment ahead of
                                    effects and may                time
                                    result in losses or
                                    missed opportunities
                                -- The other party to a
                                    derivatives contract
                                    could default
                                -- Derivatives that
                                     involve leverage
                                    could magnify losses
                                -- Certain types of
                                    derivatives involve
                                    costs to the Fund
                                    that can reduce
                                    returns
----------------------------------------------------------------------------------------
  ILLIQUID SECURITIES           -- May be difficult to         -- May offer a more
  UP TO 15% OF NET ASSETS           value precisely                attractive yield or
                                -- May be difficult to             potential for growth
                                     sell at the time or           than more widely
                                    price desired                  traded securities
----------------------------------------------------------------------------------------
  MONEY MARKET INSTRUMENTS      -- Limits potential for        -- May preserve the
  UP TO 35% ON A NORMAL BASIS       capital appreciation           Fund's assets
  AND UP TO 100% ON A           -- See credit risk and
  TEMPORARY BASIS                   market risk
----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW THE FUND IS MANAGED
-------------------------------------


BOARD OF DIRECTORS


The Fund's Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.


MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077


    Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. PIFM also is responsible for supervising the Fund's investment adviser. For the fiscal year ended December 31, 1999, the Fund paid PIFM management fees of .46% of the Fund's average net assets.


    PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of January 31, 2000, PIFM served as the manager to all 43 of the Prudential mutual funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $74.9 billion.


INVESTMENT ADVISER

The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and pays Prudential Investments for its services.


PORTFOLIO MANAGER
THOMAS R. JACKSON, a Managing Director of Prudential Investments, has managed the Fund since 1990. Mr. Jackson joined Prudential Investments in 1990 and has over 30 years of professional equity investment management experience. He earned a B.A. from Dartmouth College and is a member of the New York Society of Security Analysts.
-------------------------------------------------------------------
12  PRUDENTIAL EQUITY FUND, INC.                           [LOGO] (800) 225-1852

HOW THE FUND IS MANAGED
------------------------------------------------

    As a value investor, Mr. Jackson seeks companies selling at a discount from their perceived true worth. He selects stocks at prices which in his view are temporarily low relative to the company's earnings, assets, cash flow and dividends.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.

--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
-------------------------------------


Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

    Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified tax-deferred plan or account.
    The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes DIVIDENDS of any net investment income to shareholders--typically semiannually. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.


    The Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.


    For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your

-------------------------------------------------------------------
14  PRUDENTIAL EQUITY FUND, INC.                           [LOGO] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------


account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.
    Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends-received deduction for certain dividends.

WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought

--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------


shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.



QUALIFIED OR TAX-DEFERRED RETIREMENT PLANS


Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.


IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

[CHART]
           +$  CAPITAL GAIN
               (taxes owed)

RECEIPTS        OR
FROM SALE

           -$  CAPITAL LOSS
               (offset against gain)


    If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

-------------------------------------------------------------------
16  PRUDENTIAL EQUITY FUND, INC.                           [LOGO] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------


    Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.


    Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.


AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

    To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

    Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.

    When choosing a share class, you should consider the following:
     --    The amount of your investment
     -- The length of time you expect to hold the shares and the impact of varying distribution fees
     --    The different sales charges that apply to each share class--
           Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC
     --    Whether you qualify for any reduction or waiver of sales charges
-------------------------------------------------------------------
18  PRUDENTIAL EQUITY FUND, INC.                           [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

     --    Whether you qualify to purchase Class Z shares.



    See "How to Sell Your Shares" for a description of the impact of CDSCs.


SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                                CLASS A           CLASS B          CLASS C       CLASS Z
  Minimum purchase            $1,000          $1,000             $2,500          None
   amount(1)
  Minimum amount for          $100            $100               $100            None
   subsequent purchases(1)
  Maximum initial sales       5% of the       None               1% of the       None
   charge                     public                             public
                              offering                           offering
                              price                              price
  Contingent Deferred         None            If sold during:    1% on sales     None
   Sales Charge (CDSC)(2)                     Year 1    5%       made within
                                              Year 2    4%       18 months of
                                              Year 3    3%       purchase(2)
                                              Year 4    2%
                                              Years 5/6 1%
                                              Year 7    0%
  Annual distribution and     .30 of 1%       1%                 1%              None
   service (12b-1) fees       (.25 of 1%
   shown as a percentage      currently)
   of average net
   assets(3)



1                       THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN
                        RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS
                        FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT
                        FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS
                        $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER
                        SERVICES--AUTOMATIC INVESTMENT PLAN."
2                       FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS
                        CALCULATED, SEE "HOW TO SELL YOUR SHARES--CONTINGENT
                        DEFERRED SALES CHARGE (CDSC)." CLASS C SHARES BOUGHT BEFORE
                        NOVEMBER 2, 1998 HAVE A 1% CDSC IF SOLD WITHIN ONE YEAR.
3                       THESE DISTRIBUTION FEES ARE PAID FROM THE FUND'S ASSETS ON A
                        CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE COST
                        OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER
                        TYPES OF SALES CHARGES. THE SERVICE FEE FOR CLASS A, CLASS B
                        AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION FEE FOR
                        CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING THE .25 OF
                        1% SERVICE FEE) AND IS .75 OF 1% FOR CLASS B AND CLASS C
                        SHARES. FOR THE FISCAL YEAR ENDING 12-31-00, THE DISTRIBUTOR
                        OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS
                        DISTRIBUTION AND SERVICE (12B-1) FEES FOR CLASS A SHARES TO
                        .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A
                        SHARES.


--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.


INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.


                          SALES CHARGE AS % OF   SALES CHARGE AS % OF       DEALER
   AMOUNT OF PURCHASE        OFFERING PRICE         AMOUNT INVESTED       REALLOWANCE
  Less than $25,000                      5.00%                   5.26%           4.75%
  $25,000 to $49,999                     4.50%                   4.71%           4.25%
  $50,000 to $99,999                     4.00%                   4.17%           3.75%
  $100,000 to $249,999                   3.25%                   3.36%           3.00%
  $250,000 to $499,999                   2.50%                   2.56%           2.40%
  $500,000 to $999,999                   2.00%                   2.04%           1.90%
  $1 million and above*                   None                    None            None

*                       IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A
                        SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

    To satisfy the purchase amounts above, you can:

     --    Invest with an eligible group of related investors


     -- Buy the Class A shares of two or more Prudential mutual funds at the same time


     -- Use your RIGHTS OF ACCUMULATION, which allow you to combine the current value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)


     -- Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.


    The Distributor may reallow Class A's sales charge to dealers.



BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of

-------------------------------------------------------------------
20  PRUDENTIAL EQUITY FUND, INC.                           [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------


eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.



MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:


     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services


     -- Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.


    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.



OTHER TYPES OF INVESTORS. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE

BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.


INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------


purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:



     --    Purchase your shares through an account at Prudential Securities



     -- Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation



     --    Purchase your shares through another broker.


    This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers appropriate.

QUALIFYING FOR CLASS Z SHARES

BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.



MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:



     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services



     -- Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.


    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their

-------------------------------------------------------------------
22  PRUDENTIAL EQUITY FUND, INC.                           [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------


programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.



OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:



     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option



     -- Current and former Directors/Trustees of the Prudential mutual funds (including the Fund)



     --    Prudential, with an investment of $10 million or more.



    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.


CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

    When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation--it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.

    We determine the NAV of our shares once each business day at 4:15 p.m. New York time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

-------------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
-------------------------------------------------------------------
-------------------------------------------------------------------
24  PRUDENTIAL EQUITY FUND, INC.                           [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:


AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.


RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.



THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------


the initial 6-month enrollment period will need to provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is not available in all states.


SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.
HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.

    When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.
-------------------------------------------------------------------
26  PRUDENTIAL EQUITY FUND, INC.                           [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


    If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records or you are a business or a trust, and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."


CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

     -- Amounts representing shares you purchased with reinvested dividends and distributions

     -- Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares (five years for Class B shares purchased before January 22, 1990) and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)

     -- Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares)


     -- Amounts representing the cost of shares acquired prior to July 1, 1985.


    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

representing the cost of shares held for the longest period of time within the applicable CDSC period.

    As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase (one year for Class C shares purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:


     -- After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy, provided the shares were purchased before the death or disability


     -- To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account


     --    On certain sales from a Systematic Withdrawal Plan.



    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."


WAIVER OF THE CDSC--CLASS C SHARES

BENEFIT PLANS. The CDSC will be waived for purchases by certain group retirement plans for which Prudential or brokers not affiliated with

-------------------------------------------------------------------
28  PRUDENTIAL EQUITY FUND, INC.                           [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------


Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.


REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified tax-deferred plan or account.


90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange
Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.

    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

    Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

-------------------------------------------------------------------
30  PRUDENTIAL EQUITY FUND, INC.                           [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------


    If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.


FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
    Review each chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.
CLASS A SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.
 CLASS A SHARES (FISCAL YEARS ENDED 12-31)


PER SHARE OPERATING PERFORMANCE
                                      1999              1998              1997              1996              1995
 NET ASSET VALUE, BEGINNING OF
  YEAR                                    $19.76            $19.85            $17.26            $16.44            $13.24
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                       .26               .31               .38               .35               .27
 Net realized and unrealized
  gain on investments and
  foreign currencies                        2.15              1.37              3.70              2.52              3.88
 TOTAL FROM INVESTMENT
  OPERATIONS                                2.41              1.68              4.08              2.87              4.15
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                    (.27)             (.28)             (.36)             (.35)             (.27)
 Distributions from net
  realized capital gains                   (2.61)            (1.49)            (1.13)            (1.69)             (.68)
 Distributions in excess of net
  investment income                           --                --                --              (.01)               --
 TOTAL DISTRIBUTIONS                       (2.88)            (1.77)            (1.49)            (2.05)             (.95)
 NET ASSET VALUE, END OF YEAR             $19.29            $19.76            $19.85            $17.26            $16.44
 TOTAL RETURN(1)                          12.50%             8.41%            23.88%            17.94%            31.58%
------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                   1999              1998              1997              1996              1995
------------------------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)        $2,240,250        $2,290,659        $1,912,802        $1,443,466        $1,158,111
 Average net assets (000)             $2,217,410        $2,088,616        $1,709,030        $1,233,792          $908,365
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including
  distribution fees(2)                      .86%              .85%              .88%              .89%              .91%
 Expenses, excluding
  distribution fees                         .61%              .60%              .63%              .64%              .66%
 Net investment income                     1.25%             1.41%             1.87%             2.07%             1.82%
 Portfolio turnover                           9%               25%               13%               19%               18%



1                       TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER
                        DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES
                        CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON
                        THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR
                        REPORTED.
2                       THE DISTRIBUTOR OF THE FUND AGREED TO LIMIT ITS DISTRIBUTION
                        FEES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE
                        CLASS A SHARES.


-------------------------------------------------------------------
32  PRUDENTIAL EQUITY FUND, INC.                           [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS B SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 CLASS B SHARES (FISCAL YEARS ENDED 12-31)


PER SHARE OPERATING PERFORMANCE        1999              1998              1997              1996              1995
 NET ASSET VALUE, BEGINNING OF
  YEAR                                     $19.73            $19.83            $17.24            $16.43            $13.24
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                        .13               .14               .22               .22               .16
 Net realized and unrealized
  gain on investments and
  foreign currencies                         2.12              1.37              3.72              2.51              3.87
 TOTAL FROM INVESTMENT
  OPERATIONS                                 2.25              1.51              3.94              2.73              4.03
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                     (.11)             (.12)             (.22)             (.22)             (.16)
 Distributions from net realized
  capital gains                             (2.61)            (1.49)            (1.13)            (1.69)             (.68)
 Distributions in excess of net
  investment income                            --                --                --              (.01)               --
 TOTAL DISTRIBUTIONS                        (2.72)            (1.61)            (1.35)            (1.92)             (.84)
 NET ASSET VALUE, END OF YEAR              $19.26            $19.73            $19.83            $17.24            $16.43
 TOTAL RETURN(1)                           11.69%             7.55%            23.05%            17.14%            30.62%
-------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                    1999              1998              1997              1996              1995
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)         $2,351,200        $2,923,060        $3,090,767        $2,626,479        $2,140,895
 Average net assets (000)              $2,666,269        $3,135,980        $2,924,413        $2,417,900        $1,891,160
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including
  distribution fees                         1.61%             1.60%             1.63%             1.64%             1.66%
 Expenses, excluding
  distribution fees                          .61%              .60%              .63%              .64%              .66%
 Net investment income                       .49%              .66%             1.12%             1.37%              .99%
 Portfolio turnover                            9%               25%               13%               19%               18%


1                       TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER
                        DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES
                        CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON
                        THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR
                        REPORTED.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS C SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

 CLASS C SHARES (FISCAL YEARS ENDED 12-31)


PER SHARE OPERATING PERFORMANCE                  1999           1998           1997           1996           1995
 NET ASSET VALUE, BEGINNING OF YEAR                $19.73         $19.83         $17.24         $16.43         $13.24
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                .10            .16            .25            .22            .16
 Net realized and unrealized gain on
  investments and foreign currencies                 2.15           1.35           3.69           2.51           3.87
 TOTAL FROM INVESTMENT OPERATIONS                    2.25           1.51           3.94           2.73           4.03
 LESS DISTRIBUTIONS:
 Dividends from net investment income                (.11)          (.12)          (.22)          (.22)          (.16)
 Distributions from net realized
  capital gains                                     (2.61)         (1.49)         (1.13)         (1.69)          (.68)
 Distributions in excess of net
  investment income                                    --             --             --           (.01)            --
 TOTAL DISTRIBUTIONS                                (2.72)         (1.61)         (1.35)         (1.92)          (.84)
 NET ASSET VALUE, END OF YEAR                      $19.26         $19.73         $19.83         $17.24         $16.43
 TOTAL RETURN(1)                                   11.69%          7.55%         23.05%         17.14%         30.62%
---------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                            1999           1998           1997           1996           1995
---------------------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)                    $82,737        $88,839        $72,244        $47,477        $23,894
 Average net assets (000)                         $86,078        $82,907        $60,434        $36,745        $12,190
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution fees              1.61%          1.60%          1.63%          1.64%          1.66%
 Expenses, excluding distribution fees               .61%           .60%           .63%           .64%           .66%
 Net investment income                               .50%           .67%          1.11%          1.37%          1.03%
 Portfolio turnover                                    9%            25%            13%            19%            18%



1                       TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER
                        DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES
                        CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON
                        THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD
                        REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN ONE YEAR IS
                        NOT ANNUALIZED.


-------------------------------------------------------------------
34  PRUDENTIAL EQUITY FUND, INC.                           [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS Z SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


 CLASS Z SHARES (FISCAL PERIODS ENDED 12-31)



PER SHARE OPERATING PERFORMANCE                 1999             1998             1997            1996(1)
 NET ASSET VALUE, BEGINNING OF PERIOD              $19.76           $19.87           $17.26           $17.10
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                .31              .35              .42              .37
 Net realized and unrealized gain on
  investments and foreign currencies                 2.16             1.36             3.72             1.88
 TOTAL FROM INVESTMENT OPERATIONS                    2.47             1.71             4.14             2.25
 LESS DISTRIBUTIONS:
 Dividends from net investment income                (.32)            (.33)            (.40)            (.39)
 Distributions from net realized capital
  gains                                             (2.61)           (1.49)           (1.13)           (1.69)
 Distributions in excess of net
  investment income                                    --               --               --             (.01)
 TOTAL DISTRIBUTIONS                                (2.93)           (1.82)           (1.53)           (2.09)
 NET ASSET VALUE, END OF PERIOD                    $19.30           $19.76           $19.87           $17.26
 TOTAL RETURN(2)                                   12.81%            8.56%           24.29%           13.65%
------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                            1999             1998             1997           1996(1)
------------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                 $304,906         $307,921         $267,121         $128,752
 Average net assets (000)                        $302,528         $311,816          $57,646         $124,631
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution fees               .61%             .60%             .63%          .64%(3)
 Expenses, excluding distribution fees               .61%             .60%             .63%          .64%(3)
 Net investment income                              1.50%            1.67%            2.11%         2.43%(3)
 Portfolio turnover                                    9%              25%              13%              19%


1                       INFORMATION SHOWN IS FOR THE PERIOD 3-1-96 (WHEN CLASS Z
                        SHARES WERE FIRST OFFERED) THROUGH 12-31-96.
2                       TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER
                        DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES
                        CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON
                        THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD
                        REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN ONE YEAR IS
                        NOT ANNUALIZED.
3                       ANNUALIZED.

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.

STOCK FUNDS

PRUDENTIAL EMERGING GROWTH FUND, INC.

PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON GROWTH FUND
  PRUDENTIAL JENNISON GROWTH & INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND

PRUDENTIAL SECTOR FUNDS, INC.


  PRUDENTIAL FINANCIAL SERVICES FUND


  PRUDENTIAL HEALTH SCIENCES FUND


  PRUDENTIAL TECHNOLOGY FUND


  PRUDENTIAL UTILITY FUND

PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE FUND, INC.

PRUDENTIAL TAX-MANAGED FUNDS


  PRUDENTIAL TAX-MANAGED EQUITY FUND

PRUDENTIAL 20/20 FOCUS FUND

NICHOLAS-APPLEGATE FUND, INC.

  NICHOLAS-APPLEGATE GROWTH EQUITY FUND

TARGET FUNDS


  LARGE CAPITALIZATION GROWTH FUND


  LARGE CAPITALIZATION VALUE FUND


  SMALL CAPITALIZATION GROWTH FUND


  SMALL CAPITALIZATION VALUE FUND

ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND
GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.

  PRUDENTIAL GLOBAL GROWTH FUND


  PRUDENTIAL INTERNATIONAL VALUE FUND


  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND

GLOBAL UTILITY FUND, INC.

TARGET FUNDS


  INTERNATIONAL EQUITY FUND

GLOBAL BOND FUNDS

PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.


PRUDENTIAL INTERNATIONAL BOND FUND, INC.



-------------------------------------------------------------------

36  PRUDENTIAL EQUITY FUND, INC.                           [LOGO] (800) 225-1852

-------------------------------------

BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
  INCOME PORTFOLIO

TARGET FUNDS


  TOTAL RETURN BOND FUND


TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES


COMMAND FUNDS


COMMAND MONEY FUND


COMMAND GOVERNMENT FUND


COMMAND TAX-FREE FUND


INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------

FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906-5005
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)
Outside Brokers should contact
Prudential Investment Management
Services LLC
P.O. Box 15035
New Brunswick, NJ 08906-5035
(800) 778-8769
Visit Prudential's website at
http://www.prudential.com
Additional information about the Fund can be obtained without charge and can be found in the following documents
Statement of Additional Information (SAI)
 (incorporated by reference into this prospectus)
Annual Report
 (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)
Semi-Annual Report

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows
BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
BY ELECTRONIC REQUEST
publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)
IN PERSON
Public Reference Room in Washington, DC
 (For hours of operation, call
 1-202-942-8090)
VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov

CUSIP Numbers              QUOTRON Symbols

Class A Shares--744316-10-0                                                PBQAX

Class B Shares--744316-20-9                                                PBQFX

Class C Shares--744316-30-8                                                PRECX

Class Z Shares--744316-40-7                                                PEQZX

Investment Company Act File No. 811-3336

 MF101A
[RECYCLED LOGO]
 Printed on Recycled Paper

                          PRUDENTIAL EQUITY FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 1, 2000



    Prudential Equity Fund, Inc. (the Fund), is an open-end, diversified management investment company whose investment objective is long-term growth of capital. The Fund will seek to achieve this objective by investing primarily in common stocks of major, established corporations which its investment adviser believes are in sound financial condition and have the potential for price appreciation greater than broadly-based stock indexes. The Fund may buy and sell certain derivatives, including options on stock and stock indexes and futures for the purpose of hedging its securities portfolio pursuant to limits described herein. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."


    The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated March 1, 2000, a copy of which may be obtained from the Fund upon request.


                               TABLE OF CONTENTS


                                                                PAGE
                                                              --------
Fund History................................................     B-2
Description of the Fund, Its Investments and Risks..........     B-2
Investment Restrictions.....................................    B-16
Management of the Fund......................................    B-17
Control Persons and Principal Holders of Securities.........    B-19
Investment Advisory and Other Services......................    B-20
Brokerage Allocation and Other Practices....................    B-24
Capital Shares, Other Securities and Organization...........    B-26
Purchase, Redemption and Pricing of Fund Shares.............    B-27
Shareholder Investment Account..............................    B-36
Net Asset Value.............................................    B-41
Taxes, Dividends and Distributions..........................    B-42
Performance Information.....................................    B-44
Financial Statements........................................    B-46
Report of Independent Accountants...........................    B-58
Appendix I--General Investment Information..................     I-1
Appendix II--Historical Performance Data....................    II-1


--------------------------------------------------------------------------------

MF101B

                                  FUND HISTORY

    The Fund was incorporated in Maryland on October 9, 1981.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

    (a) CLASSIFICATION. The Fund is a diversified, open-end, management investment company.


    (b) AND (c) INVESTMENT STRATEGIES, POLICIES AND RISKS. The Fund's investment objective is long-term growth of capital. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.


    FOREIGN INVESTMENTS

    The Fund may invest up to 30% of its total assets in securities of foreign issuers. American Depositary Receipts (ADRs) and American Depositary Shares
(ADSs) are not considered foreign securities for purposes of the limitation. Investing in securities of foreign companies and countries involves certain considerations and risks which are not typically associated with investing in securities of domestic companies. Foreign companies are not generally subject to uniform accounting, auditing and financial standards or other requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and public companies than exists in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies. There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries. In addition, a portfolio of foreign securities may be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations.

    There may be less publicly available information about foreign companies and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs of foreign securities are generally higher than in the United States.

    RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES


    On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's national currency. By July 1, 2002, the euro is expected to become the sole legal tender of the member states. During the transition period, the Fund will treat the euro as a separate currency from the national currency of any member state.



    The adoption by the member states of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.



    The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact the Fund's investments.



    The Fund's Manager has taken steps: (1) that it believes will reasonably address euro-related changes to enable the Fund and its service providers to process transactions accurately and completely with minimal disruption to business activities and (2) to obtain reasonable assurances that appropriate steps are being taken by the Fund's other service providers to address the conversion. The Fund has not borne any expenses relating to these actions.

    RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES


    The Fund may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return but not for speculation. These strategies include (1) the purchase and writing (that is, sale) of put options and call options on equity securities,
(2) the purchase and sale of put and call options on indexes, (3) the purchase and sale of exchange traded stock index futures and options thereon and (4) the purchase and sale of options on foreign currencies and futures contracts on foreign currencies and options on such contracts. The Fund may engage in these transactions on securities of commodities exchanges or, in the case of equity, stock index and foreign currency options, also in the over-the-counter (OTC) market. The Fund also may purchase and sell foreign currency forward contracts. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent they are consistent with its investment objective and policies.



    LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS, OPTIONS ON STOCK INDEXES, STOCK INDEX FUTURES AND OPTIONS THEREON


    The Fund may purchase put options only on equity securities held in its portfolio and write call options on stocks only if they are covered, and such call options must remain covered so long as the Fund is obligated as a writer.

    The Fund may purchase put and call options and write covered call options on equity securities traded on securities exchanges, on NASDAQ or in the over-the-counter market (OTC options).


    The Fund may purchase and write put and call options on stock indexes traded on securities exchanges, on NASDAQ or in the OTC market.


    CALL OPTIONS ON STOCK. A call option is a short-term contract (having a duration of nine months or less) pursuant to which the purchaser, in exchange for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option or, in the case of a European-style option, at the expiration of the option. The writer of the call option receives a premium and has the obligation, if the option is exercised, to deliver the underlying security against payment of the exercise price. There is no limitation on the amount of call options the Fund may write.

    The Fund may write only call options which are "covered," meaning that the Fund either (1) owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its Custodian), upon conversion or exchange of other securities currently held in its portfolio or
(2) holds on a share-for-share basis a call on the same security as the call written by the Fund where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written, provided the Fund maintains the difference in cash or other liquid assets in a segregated account with its Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. In addition, the Fund will not permit the call to become uncovered prior to the expiration of the option or the Fund's termination of the option by effecting a closing purchase transaction through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected.

    The Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option on an exchange, the Fund is required to comply with the rules of The Options Clearing Corporation (OCC) and the various exchanges with respect to collateral requirements. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Fund for writing the option.

    PUT OPTIONS ON STOCK. A put option is a contract which gives the purchaser, who pays a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund, as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price. The Fund will purchase put options only when its investment adviser perceives significant short-term risk, but substantial long-term appreciation in the underlying security.

    The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

    An investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of an exchange-traded option or a NASDAQ option is required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the OCC, an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

    The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; conversely, the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.


    STOCK INDEX OPTIONS. The Fund may purchase and write (that is, sell) put and call options on stock indexes traded on securities exchanges, on NASDAQ or in the OTC market. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.



    The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers.



    The value of an index option depends upon movements in the level of the index rather than the price of a particular stock. Therefore, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indexes would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The Fund's investment adviser currently uses these techniques in conjunction with the management of other mutual funds.


    Unlike stock options, all settlements are in cash, with the result that a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.


    The Fund's successful use of options on indexes depends upon the investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being written against is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being written against may not be wholly offset by a gain on the exercise of a stock index put option held by the Fund. Likewise, if a stock index call option written by the Fund is exercised, the Fund may incur a loss on the transaction which is not offset, wholly or in part, by an increase in the value of the securities being written against, which securities may, depending on market circumstances, decline in value.



    Except as described below, the Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly based stock market index, the Fund will segregate with its Custodian, or pledge to a broker as collateral for the option, any combination of cash, other liquid assets or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.


    If the Fund has written an option on an industry or market segment index, it will segregate with its Custodian, or pledge to a broker as collateral for the option, one or more "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

    If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets, equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount so segregated may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets segregated with its Custodian, it will not be subject to the requirements described in this paragraph.

    STOCK INDEX FUTURES. A stock index futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marked-to-market." The Fund will purchase and sell stock index futures contracts to reduce certain risks of its investments and to enhance return in accordance with regulations of the Commodity Futures Trading Commission (CFTC). When the Fund purchases stock index futures contracts, an amount of cash or other liquid assets equal to the market value of the futures contracts will be segregated with the Fund's Custodian and/or in a margin account with a broker or futures commission merchant to collateralize the position and thereby insure that the use of such futures is unleveraged.

    OPTIONS ON STOCK INDEX FUTURES CONTRACTS. In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account, which represents the amount by which the market price of the stock index futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock index future. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.

    LIMITATIONS ON THE PURCHASE AND SALE OF STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended

(Investment Company Act), are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for BONA FIDE hedging transactions, except that the Fund may purchase and sell futures and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets. The Fund intends to engage in futures transactions and options thereon in accordance with the regulations of the CFTC. The Fund intends to purchase and sell stock index futures and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Fund's portfolio or which the Fund intends to purchase. The Fund intends to purchase and sell futures contracts on foreign currencies and options thereon as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. The Fund also intends to purchase and sell stock index futures and options thereon and futures contracts on foreign currencies and options thereon when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund also intends to purchase and sell stock index futures and options thereon for return enhancement.

    The Fund's successful use of futures contracts and option thereon depends upon the investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to the Fund. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or option thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or options thereon on any particular day. In addition, if the Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, the Fund might experience a loss on the futures contract. In addition, the ability of the Fund to close out a futures position or an option depends on a liquid secondary market. There is no assurance that at any particular time liquid secondary markets will exist for any particular futures contract or option thereon.

    RISKS OF TRANSACTIONS IN STOCK OPTIONS

    Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those exchange traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event it might not be possible to effect closing transactions in particular exchange traded options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    In the case of OTC options, it is not possible to effect a closing transaction in the same manner as exchange traded options because a clearing corporation is not interposed between the buyer and seller of the option. When the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the OTC option. Any such cancellation, if agreed to, may require the Fund to pay a premium to the counterparty. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. Alternatively, the Fund could write an OTC call option to, in effect, close an existing OTC call option or write an OTC put option to close its position on an OTC put option. However, the Fund would remain exposed to each counterparty's credit risk on the put or call until such option is exercised or expires. There is no guarantee that the Fund will be able to write put or call options, as the case may be, that would effectively close an existing position. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option.

    The Fund also may purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indexes in the over-the-counter market.


    As discussed above, an OTC option is a direct contractual relationship with another party. Consequently, in entering into OTC options, the Fund will be exposed to the risk that the counterparty will default on, or be unable to complete, due to bankruptcy or otherwise, its obligation on the option. In such an event, the Fund may lose the benefit of the transaction. The value of an OTC option to the Fund is dependent upon the financial viability of the counterparty. If the Fund decides to enter into transactions in OTC options, the investment adviser will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.


    RISKS OF OPTIONS ON INDEXES



    The Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.



    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indexes would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The investment adviser currently uses such techniques in conjunction with the management of other mutual funds.



    Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index, for example, the S&P 100 or S&P 500 index option.


    Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stocks.


    SPECIAL RISKS OF WRITING CALLS ON INDEXES



    Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indexes only under the circumstances described above under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indexes, Stock Index Futures and Options Thereon."


    Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

    Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

    When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.


    SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDEXES


    If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

    RISKS OF TRANSACTIONS IN OPTIONS ON STOCK INDEX FUTURES

    There are several risks in connection with the use of options on stock index futures contracts as a hedging device. The correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of interest rates and other factors affecting markets for securities may still not result in a successful hedging transaction.

    Futures prices often are extremely volatile so successful use of options on stock index futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets, changes in supply and demand, interest rates, international political and economic policies, and other factors affecting the stock market generally. For example, if the Fund has hedged against the possibility of a decrease in an index which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, then the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements at a time when it is disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.

    The hours of trading of options on stock index futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    Options on stock index futures contracts are highly leveraged and the specific market movements of the contract underlying an option cannot be predicted. Options on futures must be bought and sold on exchanges. Although the exchanges provide a means of selling an option previously purchased or of liquidating an option previously written by an offsetting purchase, there can be no assurance that a liquid market will exist for a particular option at a particular time. If such a market does not exist, the Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit, and if the Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.

    RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

    Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include: (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

    FOREIGN CURRENCY FORWARD CONTRACTS

    The Fund may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged for such trades. Since investments in foreign companies will usually involve currencies of foreign countries, and since the Fund may hold funds in bank deposits in foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

    The Fund may not use forward contracts to generate income, although the use for such contracts may incidentally generate income. There is no limitation on the value of forward contracts into which the Fund may enter. However, the Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different foreign currency (cross-hedge). The Fund will not speculate in forward contracts. The Fund may not position hedge (including cross-hedge) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of the securities being hedged.

    When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will thereby be served. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian will segregate cash or other liquid assets of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract.

    The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    The Fund's dealing in foreign currency forward contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. Furthermore, this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


    RISKS OF TRANSACTIONS IN EXCHANGE-TRADED OPTIONS


    An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profits and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying currencies acquired through the exercise of call options or upon the purchase of underlying currencies for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency until the option expires or it delivers the underlying currency upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by a clearinghouse whose facilities are considered to be adequate to handle the volume of options transactions.

    RISKS OF OPTIONS ON FOREIGN CURRENCIES

    The Fund is permitted to purchase and write put and call options on foreign currencies and on futures contracts on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which foreign currency forward contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies and on futures contracts on foreign currencies are similar to options on stock, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock. Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries can affect the values of options on foreign currencies. Risks include those described above under "Risks of Risk Management and Return Enhancement Strategies," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantities of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Options markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

    The Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's portfolio securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, the Fund may purchase put options on futures contracts on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, the Fund may write a call option on a futures contract on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

    If, on the other hand, the investment adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS ON FOREIGN CURRENCIES

    The Fund may buy and sell futures contracts on foreign currencies and purchase and write options thereon for hedging and risk management purposes. The Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract on foreign currency means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is marked-to-market daily.

    There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. Therefore, a correct forecast of currency rates, market trends or international political trends by the Manager or investment adviser may still not result in a successful hedging transaction.

    Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract.

    Successful use of futures contracts by the Fund is also subject to the ability of the Fund's Manager or investment adviser to predict correctly movements in the direction of markets and other factors affecting currencies generally. For example, if the Fund has hedged against the possibility of an increase in the price of securities in its portfolio and price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

    The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    OPTIONS ON FUTURES CONTRACTS

    An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

LIMITATIONS ON PURCHASE AND SALE OF OPTIONS ON FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES

    The Fund will write put options on foreign currencies and futures contracts on foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash or other liquid assets equal to the aggregate exercise price of the puts.

    The Fund intends to engage in futures contracts and options on futures contracts as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. The Fund also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

POSITION LIMITS

    Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

LENDING OF SECURITIES

    The Fund may lend its portfolio securities in an amount of up to 30% of its total assets to broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or obtains an irrevocable letter of credit in favor of the Fund equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

SEGREGATED ASSETS


    The Fund segregates with its Custodian, State Street Bank and Trust Company, cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Securities and Exchange Commission (Commission) guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

SHORT SALES AGAINST-THE-BOX

    The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box), and that not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales.

BORROWING

    The Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

REPURCHASE AGREEMENTS

    The Fund may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.


    The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's investment adviser. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.



    The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.


ILLIQUID SECURITIES


    The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.


    Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

    OTC options may also be illiquid securities with respect to which no secondary market exists. The Fund may not be able to effect closing transactions for such options. The staff of the Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund at its election to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

(d) TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS


    When conditions dictate a defensive strategy, or pending investment of proceeds from sales of the Fund's shares, the Fund may invest in money market instruments, including commercial paper of domestic corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks (including foreign branches), and obligations issued or guaranteed by the U.S. government, its instrumentalities or its agencies or a foreign government. Investments in foreign branches of domestic banks may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.


(e) PORTFOLIO TURNOVER

    The Fund has no fixed policy with respect to portfolio turnover; however, as a result of the Fund's investment policies, its portfolio turnover rate is not expected to exceed 200%. The portfolio turnover rate is, generally, the percentage computed by dividing the lesser of portfolio purchases or sales by the average value of the portfolio. If the Fund engages in short-term trading in attempting to achieve its objective, it may increase its turnover rate and incur greater brokerage commissions and other transaction costs, which are borne directly by the Fund. High portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

    The Fund may not:


    1. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer.


    2. Make short sales of securities except short sales against-the-box (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

    3. Concentrate its investments in any one industry (no more than 25% of the Fund's total assets will be invested in any one industry).


    4. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For the purpose of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase or sale of securities on a when-issued or delayed delivery basis, the purchase and sale of options, futures contracts and foreign currency forward contracts and collateral arrangements with respect to the purchase and sale of options, futures contracts, options on futures contracts and foreign currency forward contracts are not deemed to be the issuance of a senior security or a pledge of assets.


    5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of any one issuer.


    6. Buy or sell commodities or commodity contracts or real estate or interests in real estate except that the Fund may purchase and sell stock index futures contracts, options thereon and foreign currency forward contracts and securities which are secured by real estate and securities of companies which invest or deal in real estate.


    7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    8.  Make investments for the purpose of exercising control or management.

    9. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

    10. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stock of companies which invest in or sponsor such programs.

    11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 30% of the Fund's total assets). (The purchase of a portion of an issue of securities distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.)

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND


                                      POSITION                          PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)            WITH THE FUND                       DURING PAST FIVE YEARS
------------------------            -------------                       ----------------------
Delayne Dedrick Gold (61)             Director           Marketing and Management Consultant.
*Robert F. Gunia (53)              Vice President        Executive Vice President and Chief Administrative
                                    and Director          Officer (since June 1999) of Prudential
                                                          Investments; Corporate Vice President (since
                                                          September 1997) of Prudential Investments;
                                                          Executive Vice President and Treasurer (since
                                                          December 1996), Prudential Investments Fund
                                                          Management LLC (PIFM); President (since April 1999)
                                                          Prudential Investment Management Services LLC
                                                          (PIMS); formerly Senior Vice President (March
                                                          1987-May 1999) of Prudential Securities
                                                          Incorporated (Prudential Securities) and Chief
                                                          Administrative Officer (July 1990-September 1996),
                                                          Director (January 1989-September 1996), and
                                                          Executive Vice President, Treasurer and Chief
                                                          Financial Officer (June 1987-September 1996) of
                                                          Prudential Mutual Fund Management, Inc.
Douglas H. McCorkindale (60)          Director           Vice Chairman (since March 1984) and President
                                                          (since September 1997) of Gannett Co. Inc.
                                                          (publishing and media); Director of Gannett Co.
                                                          Inc., Continental Airlines, Inc. and Global
                                                          Crossing Ltd.
Thomas T. Mooney (58)                 Director           President of Greater Rochester Metro Chamber of
                                                          Commerce; former Rochester City Manager; Former
                                                          Deputy Monroe County Executive; Trustee of Center
                                                          for Governmental Research, Inc.; Director of Blue
                                                          Cross of Rochester, Monroe County Water Authority
                                                          and Executive Service Corps of Rochester.
Stephen P. Munn (57)                  Director           Chairman (since January 1994), Director and
                                                          President (since 1988) and Chief Executive Officer
                                                          (1988-December 1993) of Carlisle Companies
                                                          Incorporated (manufacturer of industrial products).
*David R. Odenath, Jr. (42)        Vice President        Officer in Charge, President, Chief Executive
                                    and Director          Officer and Chief Operating Officer (since
                                                          June 1999), PIFM; Senior Vice President (since
                                                          June 1999), Prudential; formerly Senior Vice
                                                          President (August 1993-May 1999), PaineWebber
                                                          Group, Inc.
Richard A. Redeker (56)               Director           Formerly President, Chief Executive Officer and
                                                          Director (October 1993-September 1996), Prudential
                                                          Mutual Fund Management, Inc., Executive Vice
                                                          President, Director and Member of Operating
                                                          Committee (October 1993-September 1996), Prudential
                                                          Securities, Director (October 1993-September 1996)
                                                          of Prudential Securities Group, Inc., Executive
                                                          Vice President, The Prudential Investment
                                                          Corporation (January 1994-September 1996), Director
                                                          (January 1994-September 1996) of Prudential Mutual
                                                          Fund Distributors, Inc. and Prudential Mutual Fund
                                                          Services, Inc. and Senior Executive Vice President
                                                          and Director of Kemper Financial Services, Inc.
                                                          (September 1978-September 1993).
Robin B. Smith (60)                   Director           Chairman and Chief Executive Officer (since August
                                                          1996), formerly President and Chief Executive
                                                          Officer (January 1989-August 1996) and President
                                                          and Chief Operating Officer (September
                                                          1981-December 1988) of Publishers Clearing House;
                                                          Director of BellSouth Corporation, Texaco Inc.,
                                                          Spring Industries Inc. and Kmart Corporation.

                                      POSITION                          PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)            WITH THE FUND                       DURING PAST FIVE YEARS
------------------------            -------------                       ----------------------
*John R. Strangfeld, Jr.       President and Director    Chief Executive Officer, Chairman, President and
(45)                                                      Director (since January 1990) of The Prudential
                                                          Investment Corporation, Executive Vice President
                                                          (since February 1998), Prudential Global Asset
                                                          Management Group of Prudential, and Chairman (since
                                                          August 1989), Pricoa Capital Group; formerly
                                                          various positions to Chief Executive Officer
                                                          (November 1994-December 1998), Private Asset
                                                          Management Group of Prudential and Senior Vice
                                                          President (January 1986-August 1989), Prudential
                                                          Capital Group, a unit of Prudential.
Louis A. Weil, III (58)               Director           Chairman (since January 1999), President and Chief
                                                          Executive Officer (since January 1996) and Director
                                                          (since September 1991) of Central Newspapers, Inc.;
                                                          Chairman of the Board (since January 1996),
                                                          Publisher and Chief Executive Officer (August
                                                          1991-December 1995) of Phoenix Newspapers, Inc.;
                                                          formerly Publisher of Time Magazine (May 1989-March
                                                          1991), President, Publisher and Chief Executive
                                                          Officer of The Detroit News (February 1986-August
                                                          1989) and member of the Advisory Board, Chase
                                                          Manhattan Bank-Westchester.
Clay T. Whitehead (61)                Director           President of National Exchange Inc. (new business
                                                          development firm) (since May 1983).
Grace C. Torres (40)           Treasurer and Principal   First Vice President (since December 1996) of PIFM;
                                    Financial and         First Vice President (since March 1993) of
                                 Accounting Officer       Prudential Securities; formerly First Vice
                                                          President (March 1994-September 1996) of Prudential
                                                          Mutual Fund Management, Inc.
Stephen M. Ungerman (46)         Assistant Treasurer     Tax Director (since March 1996) of Prudential
                                                          Investments; formerly First Vice President
                                                          (February 1993-September 1996) of Prudential Mutual
                                                          Fund Management, Inc.
Marguerite E.H. Morrison              Secretary          Vice President and Associate General Counsel (since
(43)                                                      December 1996) of PIFM; Vice President and
                                                          Associate General Counsel of Prudential Securities;
                                                          formerly Vice President and Associate General
                                                          Counsel (June 1991-September 1996) of Prudential
                                                          Mutual Fund Management, Inc.


------------------------
 * "Interested" Director, as defined in the Investment Company Act, by reason of affiliation with Prudential Securities, Prudential or PIFM.

** The address of the Directors and officers is c/o Prudential Investments Fund
   Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


    The Fund has Directors who in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy. The Directors also review the actions of the Fund's officers who conduct and supervise the daily business operations of the Fund.


    The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.



    Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager. The Fund pays each of its Directors who is not an affiliated person of PIFM annual compensation of $6,625, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on whose Boards the Director may be asked to serve.


    Directors may receive their Directors' fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fee in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and becomes payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.


    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 1999 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's Board and the Board of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended
December 31, 1999.


                               COMPENSATION TABLE


                                                                    TOTAL 1999
                                                                   COMPENSATION
                                                                    FROM FUND
                                                     AGGREGATE       AND FUND
                                                    COMPENSATION   COMPLEX PAID
NAME AND POSITION                                    FROM FUND     TO DIRECTORS
-----------------                                   ------------   ------------
Edward D. Beach-Director++........................     $6,625        $142,500(43/70)*
Delayne Dedrick Gold-Director.....................     $6,625        $144,500(43/70)*
Robert F. Gunia-Director+.........................     --              --
Douglas H. McCorkindale-Director**................     $6,625        $ 80,000(24/49)*
Thomas T. Mooney-Director**.......................     $6,625        $129,500(35/75)*
Stephen P. Munn-Director..........................     $6,825        $ 62,250(29/53)*
David R. Odenath, Jr.-Director+...................     --              --
Richard A. Redeker-Director.......................     $6,625        $ 95,000(29/53)*
Robin B. Smith-Director**.........................     $6,625        $ 96,000(32/44)*
John R. Strangfeld, Jr.-President and Director+...     --              --
Louis A. Weil, III-Director.......................     $6,625        $ 96,000(29/53)*
Clay T. Whitehead-Director........................     $7,050        $ 77,000(38/66)*


 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1999, includes amounts deferred at the election of Directors under the Funds' deferred compensation plans. Including accrued interest, total compensation amounted to $97,916, $135,102 and $156,478 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.


 + Interested Directors do not receive compensation from the Fund or any fund in the Fund Complex.


 ++ Mr. Beach retired on December 31, 1999.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    Directors of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.


    As of February 4, 2000, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of common stock of the Fund.



    As of February 4, 2000, Prudential Securities was the record holder for other beneficial owners of 51,353,387 Class A shares (or 46% of the outstanding Class A shares), 62,667,936 Class B shares (or 54% of the outstanding Class B shares), 2,683,884 Class C shares (or 65% of the outstanding Class C shares) and 1,105,649 Class Z shares (or 7% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.



    As of February 4, 2000, the only beneficial owner, directly or indirectly, of more than 5% of the outstanding shares of any class of common stock was Marquette Trust Co., TTEE, State of Hawaii Deferred Compensation Plan, Marquette Trust Company, ATTN Marlene Pavek, 13100 Wayzata Blvd., Minnetonka, MN 55305-1842 which held 4,365,992 Class Z shares (28%).

                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) MANAGER AND INVESTMENT ADVISER


    The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Fund is Managed--Manager" in the Prospectus. As of January 31, 2000, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $74.9 billion and, according to the Investment Company Institute, as of September 30, 1999, the Prudential mutual funds were the 20th largest family of mutual funds in the United States.



    PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.



    Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM has hired The Prudential Investment Corporation, doing business as Prudential Investments (PI, the investment adviser or the Subadviser), to provide subadvisory services to the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian), the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.


    For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to and including $500 million, .475 of 1% of the Fund's average daily net assets from $500 million to $1 billion and .45 of 1% of the Fund's average daily net assets in excess of $1 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. No jurisdiction currently limits the Fund's expenses.

    In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;

    (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and


    (c) the costs and expenses payable to the investment adviser pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).


    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the

Commission and the states, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.


    For the fiscal years ended December 31, 1999, 1998 and 1997, PIFM received management fees of $24,100,287, $25,661,934 and $22,440,588, respectively.



    PIFM has entered into the Subadvisory Agreement with the Subadviser. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser was reimbursed by PIFM for the reasonable costs and expenses incurred by the Subadviser in furnishing those services. Effective January 1, 2000, the Subadviser is paid by PIFM at an annual rate of .250 of 1% of the Fund's average daily net assets up to $500 million, .226 of 1% of average daily net assets between $500 million and $1 billion, and .203 of 1% of average daily net assets over $1 billion.


    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or the Subadviser upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

(b) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS


    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. The Distributor is a subsidiary of Prudential.


    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares, respectively. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

    The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

    Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

    The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

    CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 2000 and also contractually limited its distribution-related fees for the fiscal year ended December 31, 1999 to .25 of 1% of the average daily net assets of the Class A shares.



    For the fiscal year ended December 31, 1999, the Distributor received payments of $5,543,526 under the Class A Plan and spent approximately $5,543,526 in distributing the Class A shares. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 1999, the Distributor also received approximately $910,124 in initial sales charges in connection with the sale of Class A shares.



    CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide that (1) up to .25 of 1% of the average daily net assets of the Class B and Class C shares, respectively, may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B and Class C shares, respectively, may be paid for distribution-related expenses with respect to the Class B and Class C shares, respectively (asset-based sales charge). The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charges.



    CLASS B PLAN. For the fiscal year ended December 31, 1999, the Distributor received $26,662,689 from the Fund under the Class B Plan and spent approximately $14,134,300 in distributing the Class B shares. It is estimated that of the latter amount, approximately 0.3% ($37,000) was spent on printing and mailing of prospectuses to other than current shareholders; 26.4% ($3,730,900) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred for distribution of Class B shares; and 73.3% ($10,366,400) was spent on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (53.9% or $7,617,300) and (2) an allocation on account of overhead and other branch office distribution-related expenses (19.4% or $2,749,100). The term "overhead and other branch office distribution-related expenses" represents
(a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars,
(c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.



    The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended December 31, 1999, the Distributor received approximately $5,458,206 in contingent deferred sales charges attributable to Class B shares.



    CLASS C PLAN. For the fiscal year ended December 31, 1999, the Distributor received $860,782 from the Fund under the Class C Plan and collectively spent approximately $880,300 in distributing the Fund's Class C shares. It is estimated that of the latter amount, approximately 0.1% ($1,100) was spent on printing and mailing of prospectuses to other than current shareholders; 4.0% ($35,100) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Class C shares; and 95.9% ($844,100) was spent on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (89.4% or $786,700) and (2) an allocation of overhead and other branch office distribution-related expenses (6.5% or $57,400).



    The Distributor also receives initial sales charges and the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended December 31, 1999, the Distributor received approximately $35,566 in contingent deferred sales charges attributable to Class C shares. For the fiscal year ended December 31, 1999, the Distributor also received approximately $136,340 in initial sales charges in connection with the sale of Class C shares.

    Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B and Class C Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

    In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES


    PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for the Class A shares as described above. Fee waivers and subsidies will increase the Fund's total return.


NASD MAXIMUM SALES CHARGE RULE

    Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund's shareholders rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(c) OTHER SERVICE PROVIDERS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $10.00 per shareholder account, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.


YEAR 2000 READINESS DISCLOSURE



    The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Although the Fund has not experienced any material problems with the services provided by the Manager, Distributor, Transfer Agent or Custodian as a result of the change from 1999 to 2000, there remains a possibility that computer software systems in use might be impaired or unavailable because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no future adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have completed necessary changes to their computer systems in connection with the year 2000. The Fund's service providers (or other securities market participants) may experience future material problems in connection with the year 2000. The Fund and its Board have instructed the Fund's principal service providers to monitor and report year 2000 problems.



    Additionally, issuers of securities generally, as well as those purchased by the Fund, may confront year 2000 compliance issues at some later date which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and could result in a decline in the value of the securities held by the Fund.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES


    The Manager is responsible for decisions to buy and sell securities, options on such securities and stock indexes and stock index futures contracts and options thereon for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Subadviser. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.



    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities (or any affiliate) acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.



    In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the

Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.


    When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer-software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

    The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

    When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company
Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

    The table below shows certain information regarding the payment of commissions by the Fund, including the amount of such commissions paid to Prudential Securities, for the three years ended December 31, 1999.



                                                                 FISCAL YEAR ENDED DECEMBER 31,
                                                              ------------------------------------
                            ITEM                                 1999         1998         1997
                            ----                              ----------   ----------   ----------
Total brokerage commissions paid by the Fund................  $2,291,516   $3,452,265   $1,659,584
Total brokerage commissions paid to Prudential Securities...  $  264,017   $  273,070   $  186,849
Percentage of total brokerage commissions paid to Prudential
 Securities.................................................       11.52%         7.9%       11.26%



    The Fund effected approximately 16.01% of the total dollar amount of its transactions involving the payment of commissions to Prudential Securities during the year ended December 31, 1999. Of the total brokerage commissions paid during that period, $464,873 (or 20.29%) were paid to firms which provided research, statistical or other services to the Manager. PIFM has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.



    The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at December 31, 1999. As of December 31, 1999, the Fund held securities of ABN AMRO, Inc., in the aggregate amount of $7,137,000; Bear, Stearns & Co., Inc., in the aggregate amount of $16,653,000; J.P. Morgan Securities, Inc., in the aggregate amount of $40,637,534; Lehman Brothers, Inc., in the aggregate amount of $59,504,687; Morgan Stanley Dean Witter & Co., in the aggregate amount of $54,730,350; and Salomon Smith Barney, Inc., in the aggregate amount $8,723,000.


               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

    The Fund is authorized to issue 1 billion shares of common stock, $.01 par value per share divided into four classes, designated Class A, Class B, Class C, and Class Z shares, consisting of 250 million shares of Class A common stock, 250 million shares of Class B common stock, 250 million shares of Class C common stock and 250 million shares of Class Z common stock. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class.

    Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

    The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.


    Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.


    The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

    Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges.

PURCHASE BY WIRE


    For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Equity Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).



    If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day.



    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Equity Fund, Inc., Class A, Class B, Class C, or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.


ISSUANCE OF FUND SHARES FOR SECURITIES

    Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 5%, Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares of the Fund are sold at NAV. Using the Fund's NAV at December 31, 1999, the maximum offering price of the Fund's shares is as follows:



CLASS A
Net asset value and redemption price per Class A share......  $19.29
Maximum sales charge (5% of offering price).................    1.02
                                                              ------
Maximum offering price to public............................  $20.31
                                                              ======
CLASS B
Net asset value, offering price and redemption price per
 Class B share*.............................................  $19.26
                                                              ======
CLASS C
Net asset value and redemption price per Class C share*.....  $19.26
Sales charge (1% of offering price).........................     .19
                                                              ------
Offering price to public....................................  $19.45
                                                              ======
CLASS Z
Net asset value, offering price and redemption price per
 Class Z share..............................................  $19.30
                                                              ======


------------------------
         * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

SELECTING A PURCHASE ALTERNATIVE

    The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

    If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

    If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

    If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

    If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

    If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES


    BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.


    OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent by:


    - Officers of the Prudential mutual funds (including the Fund)



    - Employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent



    - Employees of subadvisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer



    - Prudential, employees and special agents of Prudential and its subsidiaries are all persons who have retired directly from active service with Prudential or one of its subsidiaries



    - Members of the Board of Directors of Prudential



    - Real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent



    - Registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer



    - Investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
      (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase



    - Investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution



    - Orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs)



    - Orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").



    Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


    For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.


    An eligible group of related Fund investors includes any combination of the following:


    - An individual



    - The individual's spouse, their children and their parents



    - The individual's and spouse's Individual Retirement Account (IRA)



    - Any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)



    - A trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children



    - A Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse



    - One or more employee benefit plans of a company controlled by an individual.


    Also, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).


    In addition, an eligible group of related Fund investors may include (1) a client of a Prudential Securities financial adviser who gives such financial adviser discretion to purchase the Prudential mutual funds for his or her account only in connection with participation in a market timing program and for which program Prudential Securities receives a separate advisory fee or (2) a client of an unaffiliated registered investment adviser which is a client of a Prudential Securities financial adviser, if such unaffiliated adviser has discretion to purchase the Prudential mutual funds for the accounts of his or her customers but only if the client of such unaffiliated adviser participates in a market timing program conducted by such unaffiliated adviser; provided such accounts in the aggregate have assets of at least $15 million invested in the Prudential mutual funds.



    The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.



    LETTERS OF INTENT. Reduced sales charges also are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential mutual funds (Investment Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent.



    For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and through your broker will not be aggregated to determine the reduced sales charge.



    An Investment Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of an Investment Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.



    The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.



    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.


CLASS B SHARES

    The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares-- Contingent Deferred Sales Charge" below.

    The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

    The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES


    BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.


    INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.


CLASS Z SHARES



    BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.



    MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:



    - Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services



    - Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.



    OTHER TYPES OF INVESTORS. Class Z shares also are available for purchase by the following categories of investors:



    - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option



    - Current and former Director/Trustees of the Prudential mutual funds (including the Fund)



    - Prudential, with an investment of $10 million or more.


    In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee from its own resources based on a percentage of the net asset value of shares sold by such persons.


RIGHTS OF ACCUMULATION



    Reduced sales charges are also available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. Rights of accumulation may be applied across the classes of the Prudential mutual funds. However, the value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.



    The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.


SALE OF SHARES

    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

    If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.


    If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor, or to your broker.



    SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An

"eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.


    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.


    REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



    INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.



    90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.


    CONTINGENT DEFERRED SALES CHARGE

    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (one year in the case of shares purchased before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

    The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:

                                                               CONTINGENT DEFERRED
                                                                      SALES
                                                              CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                           OF DOLLARS INVESTED OR
PAYMENT MADE                                                   REDEMPTION PROCEEDS
------------                                                  ----------------------
First.......................................................            5.0%
Second......................................................            4.0%
Third.......................................................            3.0%
Fourth......................................................            2.0%
Fifth.......................................................            1.0%
Sixth.......................................................            1.0%
Seventh.....................................................            None

    In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990) and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; then of amounts representing the cost of shares bought before July 1, 1985; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decide to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

    For federal income tax purposes, the amount of the CDSC will reduce the gain, or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


    WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.



    The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.



    Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.


    SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

    In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

    You must notify the Fund's Transfer Agent either directly or through your broker at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

    In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


CATEGORY OF WAIVER                                    REQUIRED DOCUMENTATION
Death                                                 A copy of the shareholder's death certificate
                                                      or, in the case of a trust, a copy of the
                                                      grantor's death certificate, plus a copy of
                                                      the trust agreement identifying the grantor.

Disability--An individual will be considered          A copy of the Social Security Administration
disabled if he or she is unable to engage in          award letter or a letter from a physician on
any substantial gainful activity by reason of         the physician's letterhead stating that the
any medically determinable physical or mental         shareholder (or, in the case of a trust, the
impairment which can be expected to result in         grantor (a copy of the trust agreement
death or to be of long-continued and                  identifying the grantor will be required as
indefinite duration.                                  well)) is permanently disabled. The letter
                                                      must also indicate the date of disability.

Distribution from an IRA or 403(b) Custodial          A copy of the distribution form from the
Account                                               custodial firm indicating (i) the date of
                                                      birth of the shareholder and (ii) that the
                                                      shareholder is over age 59 1/2 and is taking
                                                      a normal distribution--signed by the
                                                      shareholder.

Distribution from Retirement Plan                     A letter signed by the plan
                                                      administrator/trustee indicating the reason
                                                      for the distribution.

Excess Contributions                                  A letter from the shareholder (for an IRA) or
                                                      the plan administrator/trustee on company
                                                      letterhead indicating the amount of the
                                                      excess and whether or not taxes have been
                                                      paid.


    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                                               CONTINGENT DEFERRED SALES CHARGE
                                                             AS A PERCENTAGE OF DOLLARS INVESTED
                                                                    OR REDEMPTION PROCEEDS
                                                            --------------------------------------
YEAR SINCE PURCHASE                                                                     OVER $1
PAYMENT MADE                                                $500,001 TO $1 MILLION      MILLION
------------                                                ----------------------   -------------
First.....................................................            3.0%                 2.0%
Second....................................................            2.0%                 1.0%
Third.....................................................            1.0%                   0%
Fourth and thereafter.....................................              0%                   0%

    You must notify the Fund's Distributor or Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES



    BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.


CONVERSION FEATURE--CLASS B SHARES

    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

    Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions)(the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.


    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.


    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If delivery of a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Shareholder Investment Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS


    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.


EXCHANGE PRIVILEGE


    The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential mutual funds, the Exchange Privilege is available for those funds eligible for investment in this particular program.


    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.


    If you hold certificates, the certificates must be returned in order for the shares to be exchanged.


    You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.


    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential mutual funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

    The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.


    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.


    Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.


    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.


    SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV, and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise.

    Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

    Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.


    Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:   $100,000   $150,000   $200,000   $250,000
--------------------   --------   --------   --------   --------
25 Years.............   $  105     $  158     $  210     $  263
20 Years.............      170        255        340        424
15 Years.............      289        438        578        722
10 Years.............      547        820      1,093      1,366
 5 Years.............    1,361      2,041      2,721      3,402

See "Automatic Investment Plan."

------------------------
(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.
(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

    Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN


    A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or your broker. The withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.


    In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and
(3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.


    The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.



    Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

    Various tax-deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, and 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING(1)

CONTRIBUTIONS             PERSONAL
MADE OVER:                SAVINGS      IRA
-------------             --------   --------
10 years................  $ 26,165   $ 31,291
15 years................    44,675     58,649
20 years................    68,109     98,846
25 years................    97,780    157,909
30 years................   135,346    244,692

------------------------
(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS


    From time to time, the Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


    The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day,
Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with the procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indexes) are valued at the last sale price on such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market markers. Options on stock and stock indexes traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.


    Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser, including its portfolio manager, traders, and its research and credit analysts on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

    Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS



    The Fund is qualified as, intends to remain qualified as and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of the Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of the Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund.



    Qualification of the Fund as a regulated investment company under the Internal Revenue Code requires, among other things, that the Fund (a) derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities); and
(c) distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.



    In addition, the Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Fund must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior calendar year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.



    Gains or losses on sales of securities by the Fund generally will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Internal Revenue Code that may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

    Special rules apply to most options on stock indexes, futures contracts and options thereon, and foreign currency forward contracts in which the Fund may invest. These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at market value. Except with respect to certain foreign currency forward contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.



    Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions which are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.



    Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any taxable ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.



    Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.



    Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. In addition, dividends and capital gains distributions may also be subject to state and local income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.



    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.


    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.


    Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences resulting from their investment in the Fund.



    Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts (described above), and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."



    The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. This Fund may make a "mark-to-market" election with respect in any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its PRO RATA share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.


    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary.


    Shareholders are advised to consult their own tax advisers with respect to the federal, state and local tax consequences resulting from their investment in the Fund.



                            PERFORMANCE INFORMATION



    AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.



    Average annual total return is computed according to the following formula:



                         P(1+T)to the power of n = ERV



    Where:  P = a hypothetical initial payment of $1,000.


            T = average annual total return.


            n = number of years.


            ERV =Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).



    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.



    Below are the average annual total returns for the Fund's share classes for the periods ended December 31, 1999.



                                                          SINCE
                        1 YEAR     5 YEAR    10 YEAR    INCEPTION
                       --------   --------   --------   ----------
Class A                  6.87%     17.37%       N/A       14.96%     (1/22/90)
Class B                  6.69      17.61      14.00%      16.17      (3/15/82)
Class C                  9.57      17.48        N/A       16.04       (8/1/94)
Class Z                 12.81        N/A        N/A       15.37       (3/1/96)



    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:



        ERV - P
T =     -------
           P



    Where: P = a hypothetical initial payment of $1000.


           T = aggregate total return.


           ERV =Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).



    Aggregate total return does not take into account any applicable initial or contingent deferred sales charges or federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.



    Below are the aggregate total returns for the Fund's share classes for the periods ended December 31, 1999.



                                                          SINCE
                        1 YEAR     5 YEAR    10 YEAR    INCEPTION
                       --------   --------   --------   ----------
Class A                 12.50%     134.46%       N/A       320.76%   (1/22/90)
Class B                 11.69      126.02     270.83%     1343.20    (3/15/82)
Class C                 11.69      126.02        N/A       126.04     (8/1/94)
Class Z                 12.81         N/A        N/A        73.00     (3/1/96)



    ADVERTISING. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of these entities.



    From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed-income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.



    Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)


EDGAR REPRESENTATION OF CHART
PERFORMANCE COMPARISON OF
DIFFERENT TYPES OF INVESTMENTS OVER THE LONG TERM
(12/31/1925-12/31/1999)
COMMON STOCKS--11.4%
LONG-TERM GOV'T BONDS--5.1%
INFLATION--3.1%



    (1) Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

Portfolio of Investments as of December 31, 1999    PRUDENTIAL EQUITY FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--96.8%
COMMON STOCKS
------------------------------------------------------------
Aluminum--2.8%
1,670,000   Alcoa, Inc.                          $  138,610,000
------------------------------------------------------------
Apparel--0.4%
  641,808   Jones Apparel Group, Inc.(a)             17,409,042
------------------------------------------------------------
Automobiles & Trucks--1.5%
  377,422   Delphi Automotive Systems Corp.           5,944,396
  540,000   General Motors Corp.                     39,251,250
  404,800   Navistar International Corp.(a)          19,177,400
  248,800   PACCAR, Inc.                             11,024,950
                                                 --------------
                                                     75,397,996
------------------------------------------------------------
Banks & Financial Services--8.4%
1,473,134   Bank of America Corp.                    73,932,913
1,884,300   Bank of New York Co., Inc.               75,372,000
  315,200   Chase Manhattan Corp.                    24,487,100
1,182,601   Citigroup, Inc.                          65,708,268
  196,500   J.P. Morgan & Co., Inc.                  24,881,813
  609,000   Lehman Brothers Holdings, Inc.           51,574,687
  139,612   Mellon Financial Corp.                    4,755,534
  384,750   Mercantile Bankshares Corp.              12,287,953
  383,400   Morgan Stanley Dean Witter & Co.         54,730,350
  450,000   Republic New York Corp.                  32,400,000
                                                 --------------
                                                    420,130,618
------------------------------------------------------------
Chemicals--1.0%
  828,800   Eastman Chemical Co.                     39,523,400
  506,900   Wellman, Inc.                             9,441,013
                                                 --------------
                                                     48,964,413
------------------------------------------------------------
Computer Hardware--6.5%
2,973,350   Compaq Computer Corp.                    80,466,284
  977,000   Hewlett-Packard Co.                     111,316,938
2,773,900   Seagate Technology, Inc.(a)             129,159,719
                                                 --------------
                                                    320,942,941
Construction & Housing--0.5%
1,100,000   Centex Corp.                         $   27,156,250
------------------------------------------------------------
Diversified Consumer Products--3.8%
  750,000   Gibson Greetings, Inc.(a)                 6,726,562
1,600,000   Loews Corp.                              97,100,000
3,360,000   Nabisco Group Holdings Corp.             35,700,000
2,147,900   Sara Lee Corp.                           47,388,044
                                                 --------------
                                                    186,914,606
------------------------------------------------------------
Diversified Manufacturing--0.8%
  900,000   American Standard Companies,
              Inc.(a)                                41,287,500
------------------------------------------------------------
Electronics--4.8%
1,937,700   Arrow Electronics, Inc.(a)               49,169,137
  776,300   Avnet, Inc.                              46,966,150
2,544,000   Harris Corp.                             67,893,000
  465,000   Hitachi, Ltd., ADR (Japan)               75,271,875
                                                 --------------
                                                    239,300,162
------------------------------------------------------------
Fertilizers--0.3%
  350,000   Potash Corp. of Saskatchewan, Inc.
              (Canada)                               16,865,625
------------------------------------------------------------
Funeral Services--0.4%
3,065,900   Service Corp. International(a)           21,269,681
------------------------------------------------------------
Health Care--13.1%
5,191,300   Columbia/HCA Healthcare Corp.           152,169,981
4,270,940   Foundation Health Systems, Inc.(a)       42,442,466
4,359,700   HEALTHSOUTH Corp.(a)                     23,433,388
  273,226   LifePoint Hospitals, Inc.(a)              3,227,482
  963,600   PacifiCare Health Systems, Inc.(a)       51,070,800
6,269,574   Tenet Healthcare Corp.(a)               147,334,989
  273,226   Triad Hospitals, Inc.(a)                  4,132,543

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-46

Portfolio of Investments as of December 31, 1999    PRUDENTIAL EQUITY FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Health Care (cont'd.)
1,623,500   United HealthCare Corp.              $   86,248,438
2,157,600   Wellpoint Health Networks, Inc.(a)      142,266,750
                                                 --------------
                                                    652,326,837
------------------------------------------------------------
Hotels & Leisure--0.8%
3,111,700   Hilton Hotels Corp.                      29,950,113
  967,200   Park Place Entertainment Corp.(a)        12,090,000
                                                 --------------
                                                     42,040,113
------------------------------------------------------------
Industrial Technology--0.1%
  250,200   Gerber Scientific, Inc.                   5,488,763
------------------------------------------------------------
Insurance--8.3%
  552,800   American Financial Group, Inc.           14,580,100
  648,164   American General Corp.                   49,179,444
1,962,400   AXA Financial, Inc.                      66,476,300
1,891,600   Chubb Corp.                             106,520,725
2,805,363   Old Republic International Corp.         38,223,071
2,600,700   SAFECO Corp.                             64,692,412
1,144,400   St. Paul Companies, Inc.                 38,551,975
  589,400   Tokio Marine & Fire Insurance Co.,
              Ltd., ADR (Japan)                      34,848,275
                                                 --------------
                                                    413,072,302
------------------------------------------------------------
Metals-Non Ferrous--3.3%
3,461,100   Freeport-McMoRan Copper & Gold,
              Inc. (Class A)(a)                      64,246,669
  487,000   Freeport-McMoRan Copper & Gold,
              Inc. (Class B)(a)                      10,287,875
2,758,800   Newmont Mining Corp.                     67,590,600
  342,335   Phelps Dodge Corp.                       22,979,237
                                                 --------------
                                                    165,104,381
------------------------------------------------------------
Office Equipment & Supplies--0.8%
4,566,000   IKON Office Solutions, Inc.              31,105,875
2,544,000   Lanier Worldwide, Inc.(a)                 9,858,000
                                                 --------------
                                                     40,963,875
Oil & Gas Exploration/Production--5.6%
  300,000   Amerada Hess Corp.                   $   17,025,000
  912,100   Atlantic Richfield Co.                   78,896,650
  562,319   Kerr-McGee Corp.                         34,863,778
1,100,000   Occidental Petroleum Corp.               23,787,500
1,744,770   Total Fina S.A., ADR (France)           120,825,322
                                                 --------------
                                                    275,398,250
------------------------------------------------------------
Paper & Forest Products--13.4%
  643,900   Fort James Corp.                         17,626,763
2,832,500   Georgia-Pacific Corp.                   143,749,375
1,046,000   Georgia-Pacific Corp. (Timber
              Group)                                 25,757,750
1,616,000   International Paper Co.                  91,203,000
2,047,000   Mead Corp.                               88,916,562
  752,500   Rayonier, Inc.                           36,355,156
1,101,500   Temple-Inland, Inc.                      72,630,156
1,260,000   Weyerhaeuser Co.                         90,483,750
2,112,100   Willamette Industries, Inc.              98,080,644
                                                 --------------
                                                    664,803,156
------------------------------------------------------------
Photography--3.3%
2,501,400   Eastman Kodak Co.                       165,717,750
------------------------------------------------------------
Restaurants--2.5%
1,644,200   CKE Restaurants, Inc.                     9,659,675
6,457,300   Darden Restaurants, Inc.                117,038,562
                                                 --------------
                                                    126,698,237
------------------------------------------------------------
Retail--6.1%
1,694,800   Consolidated Stores Corp.(a)             27,540,500
3,110,000   Dillard's, Inc.                          62,783,125
6,000,000   Kmart Corp.(a)                           60,375,000
1,417,300   Pep Boys - Manny, Moe & Jack             12,932,863
  625,000   Sears, Roebuck & Co.                     19,023,438
1,845,800   Tandy Corp.                              90,790,287
2,125,000   Toys 'R' Us, Inc.(a)                     30,414,062
                                                 --------------
                                                    303,859,275

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-47

Portfolio of Investments as of December 31, 1999    PRUDENTIAL EQUITY FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Steel - Producers--0.1%
1,373,300   Birmingham Steel Corp.(a)            $    7,295,656
------------------------------------------------------------
Telecommunications--4.2%
  876,082   ALLTEL Corp.                             72,441,030
1,494,650   AT&T Corp.                               75,853,488
2,409,900   Loral Space & Communications,
              Ltd.(a)                                58,590,694
                                                 --------------
                                                    206,885,212
------------------------------------------------------------
Tobacco--1.3%
1,865,000   Philip Morris Companies, Inc.            43,244,687
1,120,000   R.J. Reynolds Tobacco Holdings,
              Inc.                                   19,740,000
                                                 --------------
                                                     62,984,687
------------------------------------------------------------
Utilities--2.1%
  170,000   American Electric Power Co., Inc.         5,461,250
  570,000   GPU, Inc.                                17,064,375
1,130,448   KeySpan Corp.                            26,212,263
  974,519   Reliant Energy, Inc.                     22,292,122
  979,600   Unicom Corp.                             32,816,600
                                                 --------------
                                                    103,846,610
------------------------------------------------------------
Waste Management--0.6%
1,580,010   Waste Management, Inc.                   27,156,422
                                                 --------------
            Total long-term investments
              (cost $3,581,190,842)               4,817,890,360
                                                 --------------


Principal
Amount
(000)        Description                     Value (Note 1)
SHORT-TERM INVESTMENTS--3.5%
------------------------------------------------------------
Commercial Paper--2.4%
            Baus Funding LLC
$  25,000   6.20%, 1/31/00                       $   24,870,833
            Falcon Asset Securitization Corp.
   38,285   Zero Coupon, 1/13/00                     38,208,558
    5,050   6.13%, 2/3/00                             5,021,623
            Old Line Funding Corp.
   13,734   6.25%, 1/20/00                           13,688,697
            Windmill Funding Corp.
   25,000   6.10%, 1/27/00                           24,889,861
   11,000   6.11%, 1/28/00                           10,949,593
                                                 --------------
            Total commercial paper
              (cost $117,629,165)                   117,629,165
                                                 --------------
------------------------------------------------------------
Repurchase Agreement--1.1%
   56,181   Joint Repurchase Agreement
              Account,
              2.83%, 1/3/00 (Note 5)
              (cost $56,181,000)                     56,181,000
                                                 --------------
            Total short-term investments
              (cost $173,810,165)                   173,810,165
                                                 --------------
------------------------------------------------------------
Total Investments--100.3%
            (cost $3,755,001,007; Note 4)         4,991,700,525
            Liabilities in excess of other
              assets--(0.3%)                        (12,608,015)
                                                 --------------
            Net Assets--100%                     $4,979,092,510
                                                 --------------
                                                 --------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-48

Statement of Assets and Liabilities                 PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1999
Investments, at value (cost $3,755,001,007).............................................................       $ 4,991,700,525
Cash....................................................................................................               253,593
Dividends and interest receivable.......................................................................             8,161,355
Receivable for Fund shares sold.........................................................................             3,698,451
Deferred expenses and other assets......................................................................               104,707
                                                                                                              -----------------
   Total assets.........................................................................................         5,003,918,631
                                                                                                              -----------------
Liabilities
Payable for Fund shares reacquired......................................................................            17,738,475
Distribution fee payable................................................................................             2,496,785
Management fee payable..................................................................................             1,886,139
Accrued expenses and other liabilities..................................................................             1,429,049
Payable for investments purchased.......................................................................             1,076,517
Forward currency contracts - amount payable to counterparties...........................................               172,486
Deferred Directors' fees................................................................................                26,670
                                                                                                              -----------------
   Total liabilities....................................................................................            24,826,121
                                                                                                              -----------------
Net Assets..............................................................................................       $ 4,979,092,510
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................       $     2,583,012
   Paid-in capital in excess of par.....................................................................         3,623,182,029
                                                                                                              -----------------
                                                                                                                 3,625,765,041
   Undistributed net investment income..................................................................             2,361,582
   Accumulated net realized gain on investments.........................................................           114,438,855
   Net unrealized appreciation on investments and foreign currencies....................................         1,236,527,032
                                                                                                              -----------------
Net assets, December 31, 1999...........................................................................       $ 4,979,092,510
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($2,240,249,990 / 116,129,521 shares of common stock issued and outstanding)......................                $19.29
   Maximum sales charge (5% of offering price)..........................................................                  1.02
                                                                                                              -----------------
   Maximum offering price to public.....................................................................                $20.31
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($2,351,200,014 / 122,077,524 shares of common stock issued and outstanding)......................                $19.26
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value and redemption price per share
      ($82,736,964 / 4,295,877 shares of common stock issued and outstanding)...........................                $19.26
   Sales charge (1% of offering price)..................................................................                   .19
                                                                                                              -----------------
   Offering price to public.............................................................................                $19.45
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($304,905,542 / 15,798,248 shares of common stock issued and outstanding).........................                $19.30
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-49

PRUDENTIAL EQUITY FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
                                                 December 31,
Net Investment Income                                1999
Income
   Dividends (net of foreign withholding
      taxes of $1,135,398)..................     $  99,040,729
   Interest.................................        12,280,863
                                               -----------------
      Total income..........................       111,321,592
                                               -----------------
Expenses
   Management fee...........................        24,100,287
   Distribution fee--Class A................         5,543,526
   Distribution fee--Class B................        26,662,689
   Distribution fee--Class C................           860,782
   Transfer agent's fees and expenses.......         6,780,000
   Reports to shareholders..................           626,000
   Registration fees........................           290,000
   Custodian's fees and expenses............           281,000
   Directors' fees and expenses.............            45,000
   Audit fee and expenses...................            30,000
   Legal fees and expenses..................            30,000
   Miscellaneous............................           127,903
                                               -----------------
      Total expenses........................        65,377,187
                                               -----------------
Net investment income.......................        45,944,405
                                               -----------------
Realized and Unrealized
Gain (Loss) on Investments and
Foreign Currency Transactions
Net realized gain (loss) on:
   Investment transactions..................       646,667,889
   Foreign currency transactions............            (2,950)
                                               -----------------
                                                   646,664,939
                                               -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments..............................       (97,082,959)
   Foreign currencies.......................          (173,241)
                                               -----------------
                                                   (97,256,200)
                                               -----------------
Net gain on investments and foreign
   currencies...............................       549,408,739
                                               -----------------
Net Increase in Net Assets
Resulting from Operations...................     $ 595,353,144
                                               -----------------
                                               -----------------


PRUDENTIAL EQUITY FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                  Year Ended December 31,
in Net Assets                        1999                1998
Operations
   Net investment income.....   $    45,944,405     $    55,919,449
   Net realized gain on
      investments and foreign
      currency
      transactions...........       646,664,939         668,341,418
   Net change in unrealized
      appreciation
      (depreciation) on
      investments and foreign
      currencies.............       (97,256,200)       (297,985,109)
                               -----------------    ---------------
   Net increase in net assets
      resulting from
      operations.............       595,353,144         426,275,758
                               -----------------    ---------------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A................       (28,805,414)        (28,885,221)
      Class B................       (13,641,876)        (17,096,879)
      Class C................          (456,451)           (476,903)
      Class Z................        (4,692,283)         (4,978,773)
                               -----------------    ---------------
                                    (47,596,024)        (51,437,776)
                               -----------------    ---------------
   Distributions from net
      realized capital gains
      Class A................      (273,294,379)       (155,041,927)
      Class B................      (312,998,178)       (215,519,773)
      Class C................       (10,688,756)         (6,228,203)
      Class Z................       (38,537,773)        (22,058,351)
                               -----------------    ---------------
                                   (635,519,086)       (398,848,254)
                               -----------------    ---------------
Fund share transactions (net
   of share conversions)
   (Note 6)
   Proceeds from shares
      sold...................     4,402,962,271       6,813,992,163
   Net asset value of shares
      issued in reinvestment
      of dividends and
      distributions..........       655,203,376         431,480,103
   Cost of shares
      reacquired.............    (5,601,791,028)     (6,953,915,648)
                               -----------------    ---------------
   Net increase (decrease) in
      net assets from Fund
      share transactions.....      (543,625,381)        291,556,618
                               -----------------    ---------------
Total increase (decrease)....      (631,387,347)        267,546,346
Net Assets
Beginning of year............     5,610,479,857       5,342,933,511
                               -----------------    ---------------
End of year (a)..............   $ 4,979,092,510     $ 5,610,479,857
                               -----------------    ---------------
                               -----------------    ---------------
---------------
(a) Includes undistributed
    net investment income....   $     2,361,582     $     4,016,752
                               -----------------    ---------------
                               -----------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-50

Notes to Financial Statements                       PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
Prudential Equity Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund invests primarily in common stocks of major, established corporations.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities traded on an exchange and NASDAQ National Market System securities are valued at the last reported sales price on the exchange or system on which they are traded or, if no sale was reported on that date, at the mean between the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are value by an independent pricing agent or principal market maker. Short-term securities which mature in more than 60 days are valued based at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee based upon procedures adopted by the Board of Directors in consultation with the manager or subadviser.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the current rate of exchange.

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities, disposition of foreign currency, gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
--------------------------------------------------------------------------------
                                       B-51

Notes to Financial Statements                       PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income and increase accumulated net realized gain on investments and foreign currencies by $3,551. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $500 million,
 .475 of 1% of the next $500 million of average daily net assets and .45 of 1% of the Fund's average daily net assets in excess of $1 billion.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'). The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, of the average daily net assets of Class A, Class B and Class C shares for the year ended December 31, 1999.

PIMS has advised the Fund that it has received approximately $910,100 and $136,300 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 1999, it received approximately $5,458,200 and $35,600 in contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders, respectively.

PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended December 31, 1999. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions.
--------------------------------------------------------------------------------
                                       B-52

Notes to Financial Statements                       PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended December 31, 1999, the Fund incurred fees of approximately $5,747,900 for the services of PMFS. As of December 31, 1999, approximately $485,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

For the year ended December 31, 1999, Prudential Securities Incorporated, a wholly owned subsidiary of The Prudential Insurance Company of America, earned $264,017 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1999 aggregated $437,959,534 and $667,991,750, respectively.

The federal income tax basis of the Fund's investments at December 31, 1999 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $1,236,699,518 (gross unrealized appreciation--$1,627,230,044; gross unrealized depreciation--$390,530,526).

The Fund will elect to treat net currency losses of approximately $177,100 incurred in the two month period ended December 31, 1999 as having been incurred in the following fiscal year.

At December 31, 1999, the Fund had outstanding forward currency contracts to sell foreign currencies as follows:

                              Value at
Forward Currency             Settlement          Current
Sale Contracts             Date Receivable        Value        Depreciation
------------------------   ---------------     -----------     ------------
Japanese Yen,
 expiring 3/30/2000          $38,626,821       $38,799,307      $  (172,486)
                           ---------------     -----------     ------------
                           ---------------     -----------     ------------

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1999, the Fund had a 7.93% undivided interest in the joint account. The undivided interest for the Fund represents $56,181,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

ABN AMRO, Inc., 2.75%, in the principal amount of $90,000,000, repurchase price $90,020,625, due 1/3/2000. The value of the collateral including accrued interest was $91,800,968.

Bear, Stearns & Co., Inc., 2.75%, in the principal amount of $210,000,000, repurchase price $210,048,125, due 1/3/2000. The value of the collateral including accrued interest was $221,923,528.

Lehman Brothers, Inc., 2.50%, in the principal amount of $100,000,000, repurchase price $100,020,833, due 1/3/2000. The value of the collateral including accrued interest was $101,979,049.

Morgan (J.P.) Securities, Inc., 3.00%, in the principal amount of $120,000,000, repurchase price $120,030,000, due 1/3/2000. The value of the collateral including accrued interest was $122,400,783.

Morgan (J.P.) Securities, Inc., 4.50%, in the principal amount of $78,685,000, repurchase price $78,714,507, due 1/3/2000. The value of the collateral including accrued interest was $80,259,686.

Salomon Smith Barney, Inc., 2.00%, in the principal amount of $110,000,000, repurchase price $110,018,333, due 1/3/2000. The value of the collateral including accrued interest was $112,231,078.

------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.
--------------------------------------------------------------------------------
                                       B-53

Notes to Financial Statements                       PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
Transactions in shares of common stock were as follows:

Class A                               Shares          Amount
---------------------------------  ------------   ---------------
Year ended December 31, 1999:
Shares sold......................   177,649,766   $ 3,645,037,492
Shares issued in reinvestment of
  dividends......................    14,887,348       287,460,109
Shares reacquired................  (203,602,465)   (4,166,822,984)
                                   ------------   ---------------
Net decrease in shares
  outstanding before
  conversions....................   (11,065,351)     (234,325,383)
Shares issued upon conversion
  from Class B...................    11,272,942       232,069,406
                                   ------------   ---------------
Net increase (decrease) in shares
  outstanding....................       207,591   $    (2,255,977)
                                   ------------   ---------------
                                   ------------   ---------------
Year ended December 31, 1998:
Shares sold......................   257,279,581   $ 5,379,932,743
Shares issued in reinvestment of
  dividends......................     8,698,400       174,395,442
Shares reacquired................  (257,576,459)   (5,396,913,633)
                                   ------------   ---------------
Net increase in shares
  outstanding before
  conversions....................     8,401,522       157,414,552
Shares issued upon conversion
  from Class B...................    11,176,872       225,279,045
                                   ------------   ---------------
Net increase in shares
  outstanding....................    19,578,394   $   382,693,597
                                   ------------   ---------------
                                   ------------   ---------------
Class B
---------------------------------
Year ended December 31, 1999:
Shares sold......................    28,723,418   $   588,852,845
Shares issued in reinvestment of
  dividends......................    16,308,918       313,982,958
Shares reacquired................   (59,782,294)   (1,212,006,187)
                                   ------------   ---------------
Net decrease in shares
  outstanding before
  conversions....................   (14,749,958)     (309,170,384)
Shares reacquired upon conversion
  into Class A...................   (11,310,483)     (232,069,406)
                                   ------------   ---------------
Net decrease in shares
  outstanding....................   (26,060,441)  $  (541,239,790)
                                   ------------   ---------------
                                   ------------   ---------------
Year ended December 31, 1998:
Shares sold......................    57,870,061   $ 1,203,484,100
Shares issued in reinvestment of
  dividends......................    11,185,741       223,571,853
Shares reacquired................   (65,658,297)   (1,355,114,612)
                                   ------------   ---------------
Net increase in shares
  outstanding before
  conversions....................     3,397,505        71,941,341
Shares reacquired upon conversion
  into Class A...................   (11,145,974)     (225,279,045)
                                   ------------   ---------------
Net decrease in shares
  outstanding....................    (7,748,469)  $  (153,337,704)
                                   ------------   ---------------
                                   ------------   ---------------

Class C                               Shares          Amount
---------------------------------  ------------   ---------------
Year ended December 31, 1999:
Shares sold......................     2,648,837   $    54,352,108
Shares issued in reinvestment of
  dividends......................       555,178        10,671,295
Shares reacquired................    (3,410,316)      (69,046,229)
                                   ------------   ---------------
Net decrease in shares
  outstanding....................      (206,301)  $    (4,022,826)
                                   ------------   ---------------
                                   ------------   ---------------
Year ended December 31, 1998:
Shares sold......................     3,508,923   $    72,836,611
Shares issued in reinvestment of
  dividends......................       328,636         6,521,538
Shares reacquired................    (2,977,095)      (61,439,724)
                                   ------------   ---------------
Net increase in shares
  outstanding....................       860,464   $    17,918,425
                                   ------------   ---------------
                                   ------------   ---------------

Class Z
---------------------------------
Year ended December 31, 1999:
Shares sold......................     5,576,859   $   114,719,826
Shares issued in reinvestment of
  dividends......................     2,230,904        43,089,014
Shares reacquired................    (7,591,295)     (153,915,628)
                                   ------------   ---------------
Net increase in shares
  outstanding....................       216,468   $     3,893,212
                                   ------------   ---------------
                                   ------------   ---------------
Year ended December 31, 1998:
Shares sold......................     7,643,141   $   157,738,709
Shares issued in reinvestment of
  dividends......................     1,343,793        26,991,270
Shares reacquired................    (6,851,762)     (140,447,679)
                                   ------------   ---------------
Net increase in shares
  outstanding....................     2,135,172   $    44,282,300
                                   ------------   ---------------
                                   ------------   ---------------

--------------------------------------------------------------------------------
                                       B-54

Financial Highlights                                PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

                                                                  Class A
                                   ----------------------------------------------------------------------
                                                          Year Ended December 31,
                                   ----------------------------------------------------------------------
                                      1999           1998           1997           1996           1995
                                   ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
   year........................    $    19.76     $    19.85     $    17.26     $    16.44     $    13.24
                                   ----------     ----------     ----------     ----------     ----------
Income from investment
   operations
Net investment income..........           .26            .31            .38            .35            .27
Net realized and unrealized
   gain on investments and
   foreign currencies..........          2.15           1.37           3.70           2.52           3.88
                                   ----------     ----------     ----------     ----------     ----------
   Total from investment
      operations...............          2.41           1.68           4.08           2.87           4.15
                                   ----------     ----------     ----------     ----------     ----------
Less distributions
Dividends from net investment
   income......................          (.27)          (.28)          (.36)          (.35)          (.27)
Distributions in excess of net
   investment income...........            --             --             --           (.01)            --
Distributions from net realized
   capital gains...............         (2.61)         (1.49)         (1.13)         (1.69)          (.68)
                                   ----------     ----------     ----------     ----------     ----------
   Total distributions.........         (2.88)         (1.77)         (1.49)         (2.05)          (.95)
                                   ----------     ----------     ----------     ----------     ----------
Net asset value, end of year...    $    19.29     $    19.76     $    19.85     $    17.26     $    16.44
                                   ----------     ----------     ----------     ----------     ----------
                                   ----------     ----------     ----------     ----------     ----------
TOTAL RETURN(a):...............         12.50%          8.41%         23.88%         17.94%         31.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
   (000).......................    $2,240,250     $2,290,659     $1,912,802     $1,443,466     $1,158,111
Average net assets (000).......    $2,217,410     $2,088,616     $1,709,030     $1,233,792     $  908,365
Ratios to average net assets:
   Expenses, including
      distribution fees........           .86%           .85%           .88%           .89%           .91%
   Expenses, excluding
      distribution fees........           .61%           .60%           .63%           .64%           .66%
   Net investment income.......          1.25%          1.41%          1.87%          2.07%          1.82%
For Class A, B, C and Z shares:
   Portfolio turnover..........             9%            25%            13%            19%            18%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-55

Financial Highlights                                PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

                                                                  Class B
                                   ----------------------------------------------------------------------
                                                          Year Ended December 31,
                                   ----------------------------------------------------------------------
                                      1999           1998           1997           1996           1995
                                   ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
   year........................    $    19.73     $    19.83     $    17.24     $    16.43     $    13.24
                                   ----------     ----------     ----------     ----------     ----------
Income from investment
   operations
Net investment income..........           .13            .14            .22            .22            .16
Net realized and unrealized
   gain on investments and
   foreign currencies..........          2.12           1.37           3.72           2.51           3.87
                                   ----------     ----------     ----------     ----------     ----------
   Total from investment
      operations...............          2.25           1.51           3.94           2.73           4.03
                                   ----------     ----------     ----------     ----------     ----------
Less distributions
Dividends from net investment
   income......................          (.11)          (.12)          (.22)          (.22)          (.16)
Distributions in excess of net
   investment income...........            --             --             --           (.01)            --
Distributions from net realized
   capital gains...............         (2.61)         (1.49)         (1.13)         (1.69)          (.68)
                                   ----------     ----------     ----------     ----------     ----------
   Total distributions.........         (2.72)         (1.61)         (1.35)         (1.92)          (.84)
                                   ----------     ----------     ----------     ----------     ----------
Net asset value, end of year...    $    19.26     $    19.73     $    19.83     $    17.24     $    16.43
                                   ----------     ----------     ----------     ----------     ----------
                                   ----------     ----------     ----------     ----------     ----------
TOTAL RETURN(a):...............         11.69%          7.55%         23.05%         17.14%         30.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
   (000).......................    $2,351,200     $2,923,060     $3,090,767     $2,626,479     $2,140,895
Average net assets (000).......    $2,666,269     $3,135,980     $2,924,413     $2,417,900     $1,891,160
Ratios to average net assets:
   Expenses, including
      distribution fees........          1.61%          1.60%          1.63%          1.64%          1.66%
   Expenses, excluding
      distribution fees........           .61%           .60%           .63%           .64%           .66%
   Net investment income.......           .49%           .66%          1.12%          1.37%           .99%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-56

Financial Highlights                                PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

                                                           Class C                                          Class Z
                                   -------------------------------------------------------     ----------------------------------
                                                   Year Ended December 31,                          Year Ended December 31,
                                   -------------------------------------------------------     ----------------------------------
                                    1999        1998        1997        1996        1995         1999         1998         1997
                                   -------     -------     -------     -------     -------     --------     --------     --------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
   period......................    $ 19.73     $ 19.83     $ 17.24     $ 16.43     $ 13.24     $  19.76     $  19.87     $  17.26
                                   -------     -------     -------     -------     -------     --------     --------     --------
Income from investment
   operations
Net investment income..........        .10         .16         .25         .22         .16          .31          .35          .42
Net realized and unrealized
   gain on investments and
   foreign currencies..........       2.15        1.35        3.69        2.51        3.87         2.16         1.36         3.72
                                   -------     -------     -------     -------     -------     --------     --------     --------
   Total from investment
      operations...............       2.25        1.51        3.94        2.73        4.03         2.47         1.71         4.14
                                   -------     -------     -------     -------     -------     --------     --------     --------
Less distributions
Dividends from net investment
   income......................       (.11)       (.12)       (.22)       (.22)       (.16)        (.32)        (.33)        (.40)
Distributions in excess of net
   investment income...........         --          --          --        (.01)         --           --           --           --
Distributions from net realized
   capital gains...............      (2.61)      (1.49)      (1.13)      (1.69)       (.68)       (2.61)       (1.49)       (1.13)
                                   -------     -------     -------     -------     -------     --------     --------     --------
   Total distributions.........      (2.72)      (1.61)      (1.35)      (1.92)       (.84)       (2.93)       (1.82)       (1.53)
                                   -------     -------     -------     -------     -------     --------     --------     --------
Net asset value, end of
   period......................    $ 19.26     $ 19.73     $ 19.83     $ 17.24     $ 16.43     $  19.30     $  19.76     $  19.87
                                   -------     -------     -------     -------     -------     --------     --------     --------
                                   -------     -------     -------     -------     -------     --------     --------     --------
TOTAL RETURN(a):...............     11.69%       7.55%      23.05%       17.14%      30.62%       12.81%        8.56%       24.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000).......................    $82,737     $88,839     $72,244     $47,477     $23,894     $304,906     $307,921     $267,121
Average net assets (000).......    $86,078     $82,907     $60,434     $36,745     $12,190     $302,528     $311,816     $ 57,646
Ratios to average net assets:
   Expenses, including
      distribution fees........      1.61%       1.60%       1.63%        1.64%       1.66%         .61%         .60%         .63%
   Expenses, excluding
      distribution fees........       .61%        .60%        .63%         .64%        .66%         .61%         .60%         .63%
   Net investment income.......       .50%        .67%       1.11%        1.37%       1.03%        1.50%        1.67%        2.11%
                                   March 1,
                                   1996(c)
                                   Through
                                 December 31,
                                     1996
                                 ------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
   period......................    $  17.10
                                 ------------
Income from investment
   operations
Net investment income..........         .37
Net realized and unrealized
   gain on investments and
   foreign currencies..........        1.88
                                 ------------
   Total from investment
      operations...............        2.25
                                 ------------
Less distributions
Dividends from net investment
   income......................        (.39)
Distributions in excess of net
   investment income...........        (.01)
Distributions from net realized
   capital gains...............       (1.69)
                                 ------------
   Total distributions.........       (2.09)
                                 ------------
Net asset value, end of
   period......................    $  17.26
                                 ------------
                                 ------------
TOTAL RETURN(a):...............       13.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000).......................    $128,752
Average net assets (000).......    $124,631
Ratios to average net assets:
   Expenses, including
      distribution fees........         .64%(b)
   Expenses, excluding
      distribution fees........         .64%(b)
   Net investment income.......        2.43%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-57

Report of Independent Accountants                   PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Equity Fund, Inc. (the 'Fund') at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 11, 2000

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate change. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

VALUE OF $1.00 INVESTED ON   SMALL STOCKS  COMMON STOCKS  LONG-TERM BONDS  TREASURY BILLS  INFLATION
1/1/1926 THROUGH 12/31/1999
1926
1936
1946
1956
1966
1976
1986
1999                            $6,640.79      $2,845.63           $40.22          $15.64      $9.40

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1989 through 1999. The total returns of the indexes include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.


    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

YEAR                   1989       1990       1991       1992       1993       1994       1995       1996       1997       1998
----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                14.4%       8.5%      15.3%       7.2%      10.7%      (3.4)%     18.4%       2.7%       9.6%      10.0%
----------------------------------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)           15.4%      10.7%      15.7%       7.0%       6.8%      (1.6)%     16.8%       5.4%       9.5%       7.0%
----------------------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE BONDS(3)      14.1%       7.1%      18.5%       8.7%      12.2%      (3.9)%     22.3%       3.3%      10.2%       8.6%
----------------------------------------------------------------------------------------------------------------------------------
U.S. HIGH YIELD
BONDS(4)                 0.8%      (9.6)%     46.2%      15.8%      17.1%      (1.0)%     19.2%      11.4%      12.8%       1.6%
----------------------------------------------------------------------------------------------------------------------------------
WORLD GOVERNMENT
BONDS(5)                (3.4)%     15.3%      16.2%       4.8%      15.1%       6.0%      19.6%       4.1%      (4.3)%      5.3%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN
HIGHEST AND LOWEST
RETURN PERCENT          18.8       24.9       30.9       11.0       10.3        9.9        5.5        8.7       17.1        8.4

YEAR                       1999
---------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                       (2.56)%
---------------------
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)                   1.86%
---------------------
U.S. INVESTMENT GRADE
CORPORATE BONDS(3)             (1.96)%
---------------------
U.S. HIGH YIELD
BONDS(4)                        2.39%
---------------------
WORLD GOVERNMENT
BONDS(5)                       (5.07)%
---------------------
---------------------
DIFFERENCE BETWEEN
HIGHEST AND LOWEST
RETURN PERCENT                  7.46


(1)LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2)LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3)LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.

(4)LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5)SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 1999. It does not represent the performance of any Prudential Mutual Fund.



AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS (12/31/85 - 12/31/99) (IN U.S. DOLLARS)

EDGAR REPRESENTATION OF CHART
SWEDEN 22.70%
HONG KONG 20.37%
SPAIN 20.11%
NETHERLAND 18.63%
BELGIUM 18.41%
FRANCE 17.69%
USA 17.39%
UK 16.41%
EUROPE 16.28%
SWITZERLAND 15.58%
SING/MLYSIA 15.07%
DENMARK 14.72%
GERMANY 13.29%
AUSTRALIA 11.68%
ITALY 11.39%
CANADA 11.10%
JAPAN 9.59%
NORWAY 8.91%
AUSTRIA 7.09%

Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/99. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.



This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.

EDGAR REPRESENTATION OF CHART
CAPITAL APPRECIATION AND
REINVESTING DIVIDENDS--$474,094
CAPITAL APPRECIATION ONLY--$159,597

1969
1973
1977
1981
1985
1989
1993
1997
1999

Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.


             ------------------------------------------------------
                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                          WORLD TOTAL: $20.7 TRILLION
CANADA--2.1%
U.S.--49.0%
EUROPE--32.5%
PACIFIC BASIN--16.4%

Source: Morgan Stanley Capital International, December 31, 1999. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1,577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

EDGAR REPRESENTATION OF CHART
LONG TERM U.S. TREASURY BOND YIELD IN PERCENT (1926-1999)
1926
1936
1946
1956
1966
1996
1999

                                    Year-End

--------------------------------------------------------------------------------

            Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1999. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

                                     PART C
                               OTHER INFORMATION

ITEM 23.  EXHIBITS.

    (a) (1) Articles of Restatement, incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 19 to the Registration Statement on
        Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-75128).

        (2) Articles Supplementary, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A filed via EDGAR on March 1, 1996 (File No. 2-75128).

        (3) Articles Supplementary, incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).


    (b) By-Laws.*


    (c) (1) Specimen stock certificate, incorporated by reference to
        Exhibit 4(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1997 (File
        No. 2-75128).

        (2) Instruments Defining Rights of Shareholders, incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on March 2, 1994 (File No. 2-75128).

    (d) (1) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1997 (File No. 2-75128).


        (2) Amended and Restated Subadvisory Agreement between Prudential Investments Fund Management LLC and The Prudential Investment Corporation.*


    (e) (1) Selected Dealer Agreement, incorporated by reference to
        Exhibit (e)(1) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).

        (2) Distribution Agreement, incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).

    (g) (1) Custodian Agreement between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1997 (File No. 2-75128).

        (2) Amendment to Custodian Contract, incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).


        (3) Amendment to Custodian Contract.*



    (h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc, incorporated by reference to
        Exhibit 9 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1997 (File No. 2-75128).



        (2) Amendment to Transfer Agency Agreement.*



    (i)  Opinion and Consent of Counsel.*


    (j)  Consent of independent accountants.*

    (m) (1) Amended and Restated Distribution and Service Plan for Class A shares, incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).

        (2) Amended and Restated Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).

        (3) Amended and Restated Distribution and Service Plan for Class C shares, incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).



    (n) Amended and Restated Rule 18f-3 Plan, incorporated by reference to Exhibit (o) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).

------------------------
 *Filed herewith.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.



    None.


ITEM 25.  INDEMNIFICATION.

    As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(2) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised, that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

    Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

(a) PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)

    See "How the Fund is Managed -- Manager" in the Prospectus constituting
Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).


    The business and other connections of PIFM's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, Newark, New Jersey 07102.



NAME AND ADDRESS                POSITION WITH PIFM              PRINCIPAL OCCUPATIONS
----------------                ------------------              ---------------------
David R. Odenath, Jr.           Officer in Charge, President,   Officer in Charge, President, Chief Executive
                                Chief                           Officer and Chief Operating Officer, PIFM; Senior
                                Executive Officer and Chief     Vice President, The Prudential Insurance Company
                                Operating Officer               of America (Prudential)
Robert F. Gunia                 Executive Vice President and    Executive Vice President and Chief Administrative
                                Chief Administrative Officer    Officer, PIFM; Vice President, Prudential;
                                                                President, Prudential Investment Management
                                                                Services LLC (PIMS)
William V. Healey               Executive Vice President,       Executive Vice President, Chief Legal Officer and
                                Chief Legal Officer and         Secretary, PIFM; Vice President and Associate
                                Secretary                       General Counsel, Prudential; Senior Vice
                                                                President, Chief Legal Officer and Secretary, PIMS
Brian W. Henderson              Executive Vice President        Executive Vice President, PIFM; Senior Vice
                                                                President and Chief Operating Officer, PIMS
Stephen Pelletier               Executive Vice President        Executive Vice President, PIFM
Judy A. Rice                    Executive Vice President        Executive Vice President, PIFM
Lynn M. Waldvogel               Executive Vice President        Executive Vice President, PIFM


(b) THE PRUDENTIAL INVESTMENT CORPORATION (PIC)

    See "How the Fund is Managed -- Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.


    The business and other connections of PIC's directors and executive officers are as set forth below. The address of each person is Prudential Plaza, Newark, New Jersey 07102.



NAME AND ADDRESS                     POSITION WITH PIC               PRINCIPAL OCCUPATIONS
----------------                     -----------------               ---------------------
Jeffrey Hiller                       Chief Compliance Officer        Chief Compliance Officer, Prudential Global Asset
                                                                     Management
John R. Strangfeld, Jr.              Chairman of the Board,          President of Prudential Global Asset Management
                                     President, Chief Executive      Group of Prudential; Senior Vice President,
                                     Officer and Director            Prudential; Chairman of the Board, President,
                                                                     Chief Executive Officer and Director, PIC
Bernard Winograd                     Senior Vice President and       Chief Executive Officer, Prudential Real Estate
                                     Director                        Investors; Senior Vice President and Director, PIC

ITEM 27.  PRINCIPAL UNDERWRITERS.

    (a) Prudential Investment Management Services (PIMS)


    PIMS is distributor for Cash Accumulation Trust, COMMAND Government Fund, COMMAND Money Fund, COMMAND Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Diversfied Funds, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential International Bond Fund, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential 20/20 Focus Fund, Prudential World Fund, Inc., The Prudential Investment Portfolios, Inc., Target Funds and The Target Portfolio Trust.



    PIMS is also distributor of the following unit investment trusts: Separate
Accounts: Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.



    (b) Information concerning officers and directors of PIMS is set forth below.



                                    POSITIONS AND                                POSITIONS AND
                                    OFFICES WITH                                 OFFICES WITH
NAME (1)                            UNDERWRITER                                  REGISTRANT
--------                            -------------                                -------------
Margaret Deverell                   Vice President and Chief Financial Officer   None
Robert F. Gunia                     President                                    Vice President and Director
Kevin Frawley                       Senior Vice President and Compliance         None
  213 Washington Street             Officer
  Newark, NJ 07102
William V. Healey                   Senior Vice President, Secretary and Chief   None
                                    Legal Officer
Brian W. Henderson                  Senior Vice President and Officer            None
John R. Strangfeld, Jr.             Advisory Board Member                        President and Director


------------------------

(1)The address of each person named is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 unless otherwise indicated.


    (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

    All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11), 31a-1(f),
31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

ITEM 29.  MANAGEMENT SERVICES.

    Other than as set forth under the captions "How the Fund is Managed -- Manager" and "How the Fund is Managed -- Investment Adviser" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30.  UNDERTAKINGS.

    Not applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 25th day of February, 2000.


                              PRUDENTIAL EQUITY FUND, INC.

                              /s/ John R. Strangfeld, Jr.

          ----------------------------------------------------------------------

                              (JOHN R. STRANGFELD, JR., PRESIDENT)


    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                            TITLE                           DATE
---------                            -----                           ----
/s/ Delayne D. Gold                  Director                  February 25, 2000
----------------------------------
  DELAYNE D. GOLD

/s/ Robert F. Gunia                  Director                  February 25, 2000
----------------------------------
  ROBERT F. GUNIA

/s/ Douglas H. McCorkindale          Director                  February 25, 2000
----------------------------------
  DOUGLAS H. MCCORKINDALE

/s/ Thomas T. Mooney                 Director                  February 25, 2000
----------------------------------
  THOMAS T. MOONEY

/s/ Stephen P. Munn                  Director                  February 25, 2000
----------------------------------
  STEPHEN P. MUNN

/s/ David R. Odenath, Jr.            Director                  February 25, 2000
----------------------------------
  DAVID R. ODENATH, JR.

/s/ Richard A. Redeker               Director                  February 25, 2000
----------------------------------
  RICHARD A. REDEKER

/s/ Robin B. Smith                   Director                  February 25, 2000
----------------------------------
  ROBIN B. SMITH

/s/ John R. Strangfeld, Jr.          President and Director    February 25, 2000
----------------------------------
  JOHN R. STRANGFELD, JR.

/s/ Louis A. Weil, III               Director                  February 25, 2000
----------------------------------
  LOUIS A. WEIL, III

/s/ Clay T. Whitehead                Director                  February 25, 2000
----------------------------------
  CLAY T. WHITEHEAD

/s/ Grace C. Torres                  Treasurer and Principal   February 25, 2000
----------------------------------     Financial and
  GRACE C. TORRES                      Accounting Officer

                                 EXHIBIT INDEX

    (a) (1) Articles of Restatement, incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 19 to the Registration Statement on
        Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-75128).

        (2) Articles Supplementary, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A filed via EDGAR on March 1, 1996 (File No. 2-75128).

        (3) Articles Supplementary, incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).


    (b) By-Laws.*


    (c) (1) Specimen stock certificate, incorporated by reference to
        Exhibit 4(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1997 (File
        No. 2-75128).

        (2) Instruments Defining Rights of Shareholders, incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on March 2, 1994 (File No. 2-75128).

    (d) (1) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1997 (File No. 2-75128).


        (2) Amended and Restated Subadvisory Agreement between Prudential Investments Fund Management LLC and The Prudential Investment Corporation.*


    (e) (1) Selected Dealer Agreement, incorporated by reference to Exhibit
        (e)(1) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).

        (2) Distribution Agreement, incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).

    (g) (1) Custodian Agreement between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1997 (File No. 2-75128).

        (2) Amendment to Custodian Contract, incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File
        No. 2-75128).


        (3) Amendment to Custodian Contract.*



    (h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc, incorporated by reference to
        Exhibit 9 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on March 4, 1997 (File No. 2-75128).



        (2) Amendment to Transfer Agency Agreement.*



    (i)  Opinion and Consent of Counsel.*


    (j)  Consent of independent accountants.*

    (m) (1) Amended and Restated Distribution and Service Plan for Class A shares, incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).

        (2) Amended and Restated Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).


        (3) Amended and Restated Distribution and Service Plan for Class C shares, incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).



    (n) Amended and Restated Rule 18f-3 Plan, incorporated by reference to Exhibit (o) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1998 (File No. 2-75128).

------------------------
 *Filed herewith.